                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[X]   Filed by the registrant

[ ]   Filed by a party other than the registrant

[X]   Preliminary proxy statement

[ ]   Definitive proxy statement

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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                              Nations Funds Trust

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Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act  Rule 0-11:

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials

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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing party:

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(4)   Date filed:

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

                              NATIONS FUNDS TRUST
                         NATIONS SEPARATE ACCOUNT TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 653-9427

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on March 17, 2005

SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings of shareholders of all series of Nations Funds Trust and Nations Separate Account Trust (the "Trusts") will be held concurrently at 10:00 a.m., Eastern time, on March 17, 2005, at One Bank of America Plaza, 33rd Floor, 101 South Tryon Street, Charlotte, North Carolina, each for the purpose of considering and voting upon the following proposal, and to transact such other business as may properly come before the meetings:

     PROPOSAL:  To elect five Trustees.

     Shareholders of record as of the close of business on December 17, 2004 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS (ARE) BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR PROXY BALLOT(S); OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM.

                                          By Order of the Boards of Trustees of
                                          Nations Funds Trust and Nations
                                          Separate Account Trust,

                                          Robert B. Carroll
                                          Secretary

Dated: January 31, 2005

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

     PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY*

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed proxy statement select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

VOTE ON-LINE                          VOTE BY TOLL-FREE PHONE CALL

1.   Read the enclosed proxy          1.   Read the enclosed proxy
     statement and have your proxy         statement and have your proxy
     ballot(s) at hand.                    ballot(s) at hand.
2.   Go to Web site                   2.   Call the toll-free number on
     WWW.PROXYVOTE.COM                     your proxy ballot(s).
3.   Enter the Control Number found   3.   Enter the Control Number found
     on your proxy ballot(s).              on your proxy ballot(s).
4.   Submit your proxy using the      4.   Submit your proxy using the
     easy-to-follow instructions.          easy-to-follow instructions.

---------------

* DO NOT MAIL THE PROXY BALLOT(S) IF YOU SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE.

                                PROXY STATEMENT
                             Dated January 31, 2005

                              NATIONS FUNDS TRUST
                         NATIONS SEPARATE ACCOUNT TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 653-9427

     For ease of use, certain terms or names that are used in this Proxy Statement have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy Statement in Appendix A of this Proxy Statement. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy Statement.

     This Proxy Statement is furnished in connection with the solicitation of proxies by each Trust's Board for use at the Meetings of all of the Trusts' Funds shown on Appendix B of this Proxy Statement. The purpose of the Meetings is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement on or about February 7, 2005.

     Additional information about the Funds are available in their prospectuses, statements of additional information (or SAI) and annual and semi-annual reports to shareholders. The Funds' most recent annual and semi-annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing to the address given above or by calling (800) 653-9427. All these documents also are filed with the SEC and available on the SEC website at www.sec.gov.

                      THE ELECTION OF A BOARD OF TRUSTEES

BACKGROUND

     On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in activities that the NYAG characterized as "market timing" and "late trading" in certain open-end Nations Funds and other mutual funds. The NYAG later initiated a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities LLC ("BAS"), a selling agent affiliated with BACAP and BACAP Distributors. In connection with these events, various parties have filed suit against certain Funds, the Boards and/or Bank of America Corporation (and affiliated entities and individuals). These cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

     On March 15, 2004, Bank of America Corporation (and F1eet, with which Bank of America Corporation later merged) entered into agreements in principle with the NYAG and the SEC to settle matters related to improper late trading and/or market timing of mutual funds.

     It is expected that in mid-January 2005, the agreements in principle will be finalized and BACAP, BACAP Distributors and BAS will enter into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consent to the entry of an order by the SEC (the "SEC Settlement") (together, the "Settlements"). Fleet's subsidiaries -- Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. ("Columbia"), which are the respective investment adviser to and distributor of the Columbia Funds -- are expected to enter into similar settlements. The Settlements are expected to be finalized on substantially the same terms and conditions as outlined in the agreements in principle.

     Under the terms of the SEC Settlement, BACAP, BACAP Distributors and BAS will agree, among other things, to make a payment of $250 million in disgorgement and make a payment of $125 million in civil penalties and to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices. Under the NYAG Settlement, BACAP, BACAP Distributors and Columbia will collectively agree to reduce Nations Funds and Columbia Funds mutual fund management fees by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP also has agreed to advise only mutual funds that have certain enhanced corporate governance (e.g., mutual funds whose boards of trustees are comprised of at least 75% independent trustees, have an independent chairman and retain a chief compliance officer responsible for monitoring compliance by the Funds and their investment advisers with federal and state securities laws, fiduciary duties, codes of ethics and compliance policies and procedures). BACAP also has agreed to retain an independent compliance consultant to, among other things, review BACAP's compliance policies and procedures; and retain an independent distribution consultant who is not unacceptable to the SEC staff and the Independent Trustees.(1)

---------------

     1 Pursuant to the procedures set forth in the SEC Settlement, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant and to be based on a methodology developed in consultation with BACAP, BACAP Distributors and BAS and the Independent Trustees and found to be acceptable by the SEC staff. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third-parties referenced in the Settlements through systems provided by BAS. As a result of these matters, or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

     To allow BACAP and BAS to meet other conditions of the Settlements, the Boards called shareholder meetings for the election of five Trustees. Although not named in any action by the SEC or NYAG, and without admitting any wrongdoing, the seven current Trustees with the longest tenure will not stand for re-election at the Meetings. Two of the Trustees who will not be standing for re-election, would not be eligible to do so because of the Trust's mandatory retirement age.

OVERVIEW OF THE PROPOSAL

     The purpose of the proposal is to elect five Trustees to the Board of each Trust in the Nations Funds Family: Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust. Nations Funds Trust houses the Funds in the Nations Funds Family that are publicly offered to retail and institutional investors. Nations Master Investment Trust houses the Master Portfolios in the Nations Funds Family in which the Feeder Funds of Nations Funds Trust (and other mutual funds) invest. Nations Separate Account Trust houses the Funds that are made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons.

     Shareholders whose Fund is housed in Nations Funds Trust will consider and vote on the nominees to the Nations Funds Trust Board. Similarly, shareholders whose Fund is housed in Nations Separate Account Trust will consider and vote on the nominees to the Nations Separate Account Trust Board.

SPECIAL NOTE FOR SHAREHOLDERS OF THE FEEDER FUNDS

     The Feeder Funds are in a master/feeder structure where corresponding Master Portfolios of Nations Master Investment Trust serve as the investment companies in which the Feeder Funds invest all of their net investable assets. Other feeder funds also own interests in the Master Portfolios, although in each case these interests amount to less than 5% of the total assets held by a Master Portfolio.

     The interestholders of Nations Master Investment Trust, which are primarily the Feeder Funds and other mutual funds, also will be asked to elect five Trustees to the Board of Nations Master Investment Trust. As an interestholder in a corresponding Master Portfolio, each Feeder Fund is "passing-through" the vote to Feeder Fund shareholders for the proposal relating to the Master Portfolios via this proxy solicitation, and will vote its interests in its Master Portfolio in the same proportion as Feeder Fund shareholders vote. Accordingly, shareholders of the Feeder Funds also will consider and vote on the nominees to the Nations Master Investment Trust Board.

     In addition, in order to avoid confusion of terms throughout this Proxy Statement, the terms Fund and Master Portfolio are sometimes used interchangeably. Also, any approvals made by the Board of Nations Funds Trust, on behalf of the Feeder Funds, that are discussed in this Proxy Statement, also were made by the Board of Nations Master Investment Trust, on behalf of the Master Portfolios.

     The nominees proposed for election to each Board (and the Board of Nations Master Investment Trust) are the same individuals.

     Pursuant to the provisions of the Declaration of Trust of each Trust, the number of Trustees of each Trust are fixed at a number no less than three (one in the case of Nations Funds Trust) and no greater than fifteen. There are currently thirteen seats on the Board of Nations Funds Trust and ten seats on the Board of each of Nations Separate Account Trust and Nations Master Investment Trust. Each Board has one vacancy.

     If, and at the time, the five nominees are elected at the Meetings, the number of seats on each Board would simultaneously be reduced to five.

THE NOMINEES

     Two of the five nominees -- William P. Carmichael and Minor M. Shaw -- are currently Trustees of each Trust and have served in that capacity continuously since elected or appointed as of the dates shown below. The other three nominees -- Edward J. Boudreau, Jr., William A. Hawkins and R. Glenn
Hilliard -- are
currently Trustees of only Nations Funds Trust and were appointed by the current Board effective January 1, 2005. All of the nominees are "independent," meaning that they are not "interested" persons under the 1940 Act. All of the nominees were recommended for selection by each Trust's Governance Committee on November 17, 2004 and were unanimously selected for inclusion in this Proxy Statement by each Trust's Board on November 18, 2004.

     Correspondence intended for each nominee may be sent c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                                                                    FUNDS IN
                             TERM OF                                  FUND
                           OFFICE AND     PRINCIPAL OCCUPATION(S)   COMPLEX
                            LENGTH OF         DURING THE PAST       OVERSEEN     OTHER DIRECTORSHIPS
NAME, AGE AND POSITION     TIME SERVED          FIVE YEARS         IF ELECTED      HELD BY TRUSTEE
----------------------     -----------    -----------------------  ----------    -------------------
Edward J. Boudreau, Jr.  Indefinite       Managing Director --       78         Trustee -- The Museum
Age: 60                  term; Trustee    E.J. Boudreau &                       of Science, Boston;
Current Trustee of       (Nations Funds   Associates                            Advisory Board
Nations Funds Trust      Trust only)      (consulting), through                 Member -- Perennial
                         since January    current; Chairman and                 Capital Advisors
                         2005             Chief Executive
                                          Officer -- John Hancock
                                          Funds (mutual funds),
                                          1989 through 2000


William P. Carmichael    Indefinite       Retired; Senior            79         Director -- Cobra
Age: 61                  term; Trustee    Managing Director --                  Electronics
Current Trustee and      (all Trusts)     The Succession Fund (a                Corporation
Chairman of the Boards   since 1999       company formed to                     (electronic equipment
(all Trusts)                              advise and buy family                 manufacturer), Rayovac
                                          owned companies) from                 Corp. (batteries) and
                                          1998 through April 2001               The Finish Line
                                                                                (apparel); and
                                                                                Chairman of the Board
                                                                                and
                                                                                Director -- Hatteras
                                                                                Income Securities,
                                                                                Inc. ("Hatteras")


William A. Hawkins       Indefinite       President, Retail          78         Vice Chairman -- San
Age: 62                  term; Trustee    Banking -- IndyMac                    Gabriel Valley Red
Current Trustee of       (Nations Funds   Bancorp, Inc.,                        Cross; Director --
Nations Funds Trust      Trust only)      September 1999 through                Leadership Pasadena;
                         since January    August 2003                           Director Operation
                         2005                                                   Hope; Trustee -- The
                                                                                Chandler School


R. Glenn Hilliard        Indefinite       Chairman and Chief         78         Director -- Conseco,
Age: 61                  term; Trustee    Executive Officer --                  Inc. (insurance), Alea
Current Trustee of       (Nations Funds   Hilliard Group LLC                    Group Holdings
Nations Funds Trust      Trust only)      (investing and                        (Bermuda), Ltd.
                         since January    consulting), April 2003               (insurance), Piedmont
                         2005             through current;                      Medical Center, and
                                          Chairman and Chief                    High Museum of Art -
                                          Executive                             Atlanta; and President
                                          Officer -- ING                        and
                                          Americas, 1999 -- April               Director -- Clemson
                                          2003; and Executive                   University Foundation
                                          Chairman -- Conseco,
                                          Inc. (insurance), Sept.
                                          2004 through current


                                                                    FUNDS IN
                             TERM OF                                  FUND
                           OFFICE AND     PRINCIPAL OCCUPATION(S)   COMPLEX
                            LENGTH OF         DURING THE PAST       OVERSEEN     OTHER DIRECTORSHIPS
NAME, AGE AND POSITION     TIME SERVED          FIVE YEARS         IF ELECTED      HELD BY TRUSTEE
----------------------     -----------    -----------------------  ----------    -------------------
Minor M. Shaw            Indefinite       President -- Micco         78         Board Member --
Age: 57                  term; Trustee    Corporation and Mickel                Piedmont Natural Gas;
Current Trustee (all     (all Trusts)     Investment Group                      Chairman and
Trusts)                  since 2003                                             Trustee -- The
                                                                                Daniel-Mickel
                                                                                Foundation of South
                                                                                Carolina;
                                                                                Vice-Chairman and
                                                                                Trustee --
                                                                                Greenville-Spartanburg
                                                                                Airport Commission;
                                                                                Trustee -- Duke
                                                                                Endowment, The
                                                                                Hollingsworth Funds,
                                                                                The Belle Baruch
                                                                                Foundation and the
                                                                                South Carolina
                                                                                Foundation for
                                                                                Independent Colleges;
                                                                                Chairman -- Urban
                                                                                League of the Upstate;
                                                                                Board Member -- United
                                                                                Way of Greenville
                                                                                County and United Way
                                                                                of South Carolina.

     If elected, the Trustees will hold office without limit in time, or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign; (b) any Trustee may be removed by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, or has become physically or mentally incapacitated or is otherwise unable to serve fully, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; (d) if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust; and (e) the SEC Settlement contemplates that the Boards will call a meeting of shareholders every five years, at which shareholders will be asked to elect/re-elect Trustees. In any event, under policies currently adopted by the Boards, each Trustee must retire from service on the Boards no later than the end of the calendar year in which such Trustee reaches age 72, provided that any Trustee may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

BOARD COMPENSATION

     Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

BASE COMPENSATION
-----------------
Base Retainer Fee..........................  $75,000 per year
In-Person Meeting Fee......................  $7,000 per meeting (paid on a per meeting basis, even if meeting occurs over multiple
                                             days)
Telephonic Meeting Fee.....................  $1,000 per meeting
Audit Committee Meeting Fee................  $1,000 per meeting (if not held in connection with a regularly scheduled Board
                                             meeting)
Governance Committee Meeting Fee...........  $1,000 per meeting (if not held in connection with a regularly scheduled Board
                                             meeting)
Investment Committee Meeting Fee...........  $1,000 per meeting (if not held in connection with a regularly scheduled Board
                                             meeting)

ADDITIONAL COMPENSATION
-----------------------
Chairman..................................   25% of the combined total of the base
                                             retainer fee and all meeting fees
Audit Committee Chairman..................   10% of the combined total of the base
                                             retainer fee and all meeting fees
Governance Committee Chairman.............   10% of the combined total of the base
                                             retainer fee and all meeting fees
Investment Committee Chairman.............   10% of the combined total of the base
                                             retainer fee and all meeting fees

          COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                                   PENSION OR          ESTIMATED     TOTAL COMPENSATION
                               AGGREGATE       RETIREMENT BENEFITS      ANNUAL        FROM THE NATIONS
                             COMPENSATION      ACCRUED AS PART OF    BENEFITS UPON   FUNDS COMPLEX PAID
NAME OF NOMINEE(1)         FROM THE TRUST(2)      FUND EXPENSES       RETIREMENT     TO DIRECTORS(3)(4)
------------------         -----------------   -------------------   -------------   ------------------
Edward J. Boudreau,
  Jr. ...................           n/a                n/a                n/a                  n/a
William P. Carmichael....      $114,157                n/a                n/a             $146,826
Minor Mickel Shaw........        91,642                n/a                n/a              120,436
R. Glenn Hilliard........           n/a                n/a                n/a                  n/a
William A. Hawkins.......           n/a                n/a                n/a                  n/a

---------------

(1) Only Mr. Carmichael and Ms. Shaw were Trustees during the period. Messrs. Boudreau, Hawkins and Hilliard were not Trustees during the period.

(2) All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. No officer of any Trust receives direct remuneration from such Trust for serving in such capacities.

(3) Mr. Carmichael received compensation from five investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Certain of those investment companies have since been de-registered under the 1940 Act. Mrs. Shaw received compensation from three investment companies deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees in the amounts shown: William P. Carmichael -- $146,826 and Minor Mickel Shaw -- $60,269. Total compensation amounts include payments to Trustees that have been reimbursed by BACAP relating to meetings on regulatory issues: William P. Carmichael $18,139 and Minor Mickel Shaw $12,528.

BOARD COMMITTEES

     Each Trust's Board has an Audit Committee, a Governance Committee and an Investment Committee.

     The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Trust, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) are primarily responsible for preparing the financial statements of each Fund, and the independent registered public accounting firm are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for each Fund prior to the engagement of such independent registered public accounting firm; iii) pre-approve all audit and non-audit services provided to each Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the 1934 Act or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent registered public accounting firm to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund. As the Audit Committee now stands, its membership includes two Trustees who are not standing for re-election. William P. Carmichael serves as a non-voting ex officio member. The Audit Committee members are all not "interested" persons (as defined in the 1940 Act). The Audit Committee met seven times in 2004.

     Pursuant to each Audit Committee's Charter adopted by its Board, each Audit Committee is responsible for, among other things, conferring with the Trust's independent registered public accounting firm, reviewing annual financial statements and recommending to the full Board the selection of the Trust's independent registered public accounting firm. Each Audit Committee has met with Trust management to discuss, among other things, the Funds' audited financial statements for the year ended March 31, 2004 (in the case of the Funds of Nations Funds Trust and Nations Master Investment Trust) and December 31, 2003 (in the case of the Funds of Nations Separate Account Trust). Each Audit Committee also has met with the Trust's independent registered public accounting firm and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Funds' audit, the Funds' financial statements for the year ended March 31, 2004 (in the case of the Funds of Nations Funds Trust and Nations Master Investment Trust) and December 31, 2003 (in the case of the Funds of Nations Separate Account Trust) and the Trust's internal controls. Each Audit Committee has received the written disclosures and the letter from the Trust's independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the Trust's independent registered public accounting firm, their independence from the Funds.

     The primary responsibilities of the Governance Committee include, as set forth in its charter: i) generally overseeing issues of corporate governance of the Fund Companies; ii) nominating Independent Trustees; iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. As the Governance Committee now stands, its membership includes two Trustees who are not standing for re-election and Minor Shaw, a Nominee. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). William P. Carmichael serves as a non-voting ex officio member. The Governance Committee met six times in 2004.

     The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: i) the investment policies and procedures adopted for the Funds; ii) appropriate performance benchmarks and other comparative issues; iii) portfolio management staffing and other personnel issues of the Adviser; iv) investment related compliance issues; v) possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and vi) other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. As the Investment Committee now stands, its membership includes four Trustees who are not standing for re-election. William P. Carmichael serves as a non-voting ex officio member. The Investment Committee met four times in 2004.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

     Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual Board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of the Trustee's deferral account, the balance of the amounts credited to The Trustee's deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

BENEFICIAL EQUITY OWNERSHIP INFORMATION

     As of December 31, 2004, Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of the outstanding shares of each Trust.

     The table below shows for each nominee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

     The Nominees did not own shares of any of the Funds as of December 31, 2004. As new Trustees of Nations Funds Trust, and if elected to the Boards of all three Trusts, the Nominees are, and would be, encouraged to purchase shares in the Funds in order to promote alignment of Trustee and shareholder interests.

              BENEFICIAL EQUITY OWNERSHIP IN NATIONS FUNDS FAMILY
                     CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                           AGGREGATE DOLLAR
                                                                            RANGE OF EQUITY
                                          DOLLAR RANGE OF EQUITY         SECURITIES OF NATIONS
NOMINEE                                    SECURITIES OF A FUND              FUNDS FAMILY
-------                              ---------------------------------   ---------------------
Edward J. Boudreau, Jr. ...........  All Funds -- A                                A
William P. Carmichael..............  Convertible Securities Fund -- D              E
                                     High Yield Bond Fund -- D
                                     International Value Fund -- E
                                     Marsico Focused Equities
                                     Fund -- E
                                     SmallCap Index Fund -- E
                                     Small Company Growth Fund -- E
                                     All Other Funds -- A
William A. Hawkins.................  All Funds -- A                                A
R. Glenn Hilliard..................  All Funds -- A                                A
Minor M. Shaw......................  Global Value Fund -- B                        C
                                     LargeCap Index Fund -- B
                                     Marsico Focused Equities
                                     Fund -- B
                                     MidCap Index Fund -- B
                                     SmallCap Index Fund -- B
                                     All Other Funds -- A

OWNERSHIP OF SECURITIES OF ADVISER, DISTRIBUTOR, OR RELATED ENTITIES

     None of the Nominees or their immediate family members own securities of Bank of America Corporation or its subsidiaries.

DISCLOSURE OF OTHER TRANSACTIONS INVOLVING NOMINEES

     Ms. Shaw has a loan, a credit line and a mortgage with Bank of America. Mr. Boudreau has a banking relationship with Bank of America, including a checking account, money market account and three small lines of credit for overdraft protection on his checking accounts.

EXECUTIVE OFFICERS

     The following table provides basic information about the executive officer ("Officers") of the Trusts. The address of each Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                               TERM OF
NAME AND AGE                 OFFICE AND
POSITION HELD WITH            LENGTH OF                    PRINCIPAL OCCUPATION(S)
THE TRUSTS                   TIME SERVED                  DURING THE PAST FIVE YEARS
------------------           -----------                  --------------------------
Christopher L. Wilson  Indefinite Term;         President and Chief Executive Officer -- the
Age: 47                President and            Trusts and Hatteras since January 2005;
President and Chief    Chief -- Executive       President -- Columbia Funds, Liberty Funds and
Executive Officer      Officer since January    Stein Roe Funds, since October 2004; Senior
                       2005                     Vice President -- Columbia Management
                                                Advisors, Inc., Columbia Funds Distributors,
                                                Inc. and BACAP Distributors, LLC since January
                                                2005; Managing Director -- Banc of America
                                                Capital Management, LLC since January 2005;
                                                Director -- Columbia Funds Services, Inc.
                                                since January 2005; President and Chief
                                                Executive Officer -- CDC IXIS AM Services,
                                                Inc. (asset management) from September 1998
                                                through August 2004; and Mr. Wilson also
                                                serves as a senior officer or Director of
                                                various other Bank of America-affiliated
                                                entities, including other registered and
                                                unregistered funds.


J. Kevin Connaughton   Indefinite term;         Treasurer and Chief Financial Officer -- the
Age: 40                Treasurer and Chief      Trusts and Hatteras since January 2005;
Treasurer and Chief    Financial Officer since  Treasurer -- Columbia Funds since October,
Financial Officer      January 2005             2003, and the Liberty Funds, Stein Roe Funds
                                                and All-Star Funds since December, 2000; Vice
                                                President -- Columbia Management Advisors,
                                                Inc. since April, 2003; President -- Columbia
                                                Funds, Liberty Funds and Stein Roe Funds from
                                                February, 2004 to October, 2004; Chief
                                                Accounting Officer and Controller -- Liberty
                                                Funds and All-Star Funds from February, 1998
                                                to October, 2000; Treasurer -- Galaxy Funds
                                                since September, 2002; Treasurer, from
                                                December, 2002 to December, 2004, and
                                                President -- Columbia Management
                                                Multi-Strategy Hedge Fund, LLC February, 2004
                                                to December, 2004; Vice President -- Colonial
                                                Management Associates, Inc. from February,
                                                1998 to October, 2000; and Mr. Connaughton
                                                also serves as a senior officer of various
                                                other Bank of America-affiliated entities,
                                                including other registered and unregistered
                                                funds.


Mary Joan Hoene        Indefinite term; Senior  Senior Vice President and Chief Compliance
Age: 55                Vice President and       Officer -- the Trusts and Hatteras since
Senior Vice President  Chief Compliance         August 2004. Senior Vice President and Chief
and Chief Compliance   Officer since August     Compliance Officer -- Columbia Funds, Liberty
Officer                2004                     Funds, Stein Roe Funds and All-Star Funds
                                                since August, 2004; Partner -- Carter, Ledyard
                                                & Milburn LLP from January, 2001 to August,
                                                2004; Counsel -- Carter, Ledyard & Milburn LLP
                                                from November, 1999 to December, 2000; Vice
                                                President and Counsel -- Equitable Life
                                                Assurance Society of the United States from
                                                April, 1998 to November, 1999; Ms. Hoene also
                                                serves as a senior officer for other Bank of
                                                America affiliated entities, including various
                                                registered and unregistered funds.


                               TERM OF
NAME AND AGE                 OFFICE AND
POSITION HELD WITH            LENGTH OF                    PRINCIPAL OCCUPATION(S)
THE TRUSTS                   TIME SERVED                  DURING THE PAST FIVE YEARS
------------------           -----------                  --------------------------
Robert B. Carroll      Indefinite term;         Secretary -- the Trusts since Jan. 2003 and
Age: 44                Secretary since January  Hatteras since 1997; Chief Legal
Secretary and Chief    2003, Chief Legal        Officer -- each of the above entities since
Legal Officer          Officer since August     August 2003; Associate General Counsel -- Bank
                       2003                     of America Corporation since 1999; Assistant
                                                General Counsel -- Bank of America Corporation
                                                1996-1999.


Michael Clarke         Indefinite term;         Assistant Treasurer and Chief Accounting
Age: 34                Assistant Treasurer and  Officer -- the Trusts and Hatteras since
Assistant Treasurer    Chief Accounting         January 2005. Chief Accounting
and Chief Accounting   Officer since January    Officer -- Columbia Funds and the Liberty
Officer                2005                     All-Star Funds since October 2004 (formerly
                                                Controller of the Columbia Funds and of the
                                                Liberty All-Star Funds from May 2004 to
                                                October 2004): Assistant Treasurer from June,
                                                2002 to May 2004; Vice President, Product
                                                Strategy & Development of the Liberty Funds
                                                Group from February 2001 to June 2002;
                                                Assistant Treasurer of the Liberty Funds and
                                                of the Liberty All-Star Funds from August 1999
                                                to February 2001; Audit Manager, Deloitte &
                                                Touche LLP from May 1997 to August 1999).


Jeffrey R. Coleman     Indefinite term;         Assistant Treasurer and Controller -- the
Age: 35                Assistant Treasurer and  Trusts and Hatteras since January 2005.
Assistant Treasurer    Controller since         Director of Financial Reporting and Fund
and Controller         January 2005             Treasury -- Columbia Management Group, since
                                                October 2004, Vice President -- CDC IXIS AM
                                                Services, Inc., since February 2002, Deputy
                                                Treasurer -- CDC Nvest Fund, Loomis Sayles
                                                Funds and the AEW Real Estate Income Fund,
                                                since February 2002. Mr. Coleman was formerly
                                                the Assistant Treasurer from August 2000 to
                                                February 2002 for the AEW Real Estate Income
                                                Fund.

INFORMATION ABOUT BACAP AND AN AFFILIATED BROKER-DEALER

     BACAP is a registered investment adviser and serves as the Funds' investment adviser. BACAP Distributors is a registered investment adviser and broker-dealer and serves as the administrator of the Funds and distributor of the Funds' shares. The principal address for BACAP and BACAP Distributors is 101 South Tryon Street, Charlotte, North Carolina 28255.

     Banc of America Securities LLC ("BAS") is a registered broker-dealer that is an affiliate of Bank of America. For the fiscal years ended March 31, 2004 (for the Trust and Master Trust) and December 31, 2004 (for Nations Separate
Account Trust), the Funds paid aggregate commissions to BAS of $[       ].

                                 VOTING MATTERS

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards at the Meetings. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trusts also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone at the toll-free number on the proxy ballot(s); or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting a written notice of revocation addressed to Nations Funds at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

     For Shareholders of Nations Value Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico Growth Portfolio, Nations Small Company Portfolio, Nations MidCap Growth Portfolio, Nations International Value Portfolio, Nations Marsico International Opportunities Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio: The Hartford Life Insurance Company, AIG SunAmerica and certain other insurance companies (the "Insurance Companies") are the legal owners of all Fund shares held in the separate account, which is registered as a unit investment trust under the 1940 Act and where the Insurance Companies set aside and invest the assets of certain of its annuity contracts. Accordingly, the Insurance Companies have the right to vote at the Meetings. To the extent required by federal securities laws or regulations, the Insurance Companies will: (i) notify each annuity contract owner ("Owner" and collectively, the "Owners") of the Meetings if the shares held for that Owner's contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell its Insurance Company how to vote the Fund shares held for such contract; (iii) arrange for the handling and tallying of proxies received from Owners; (iv) vote all Fund shares attributable to such Owner's contract according to instructions received from such Owner, and (iv) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

     Only shareholders of record at the close of business on December 17, 2004 will be entitled to vote at the Meetings. On that date the shares that were outstanding and entitled to vote are shown on Appendix E.

     Each whole and fractional share of a Fund is entitled to a whole or fractional vote. If the accompanying proxy ballot(s) are executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings. Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact Nations Funds at (800) 653-9427. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact Nations Funds in writing at: Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255, or call the Trust at (800) 653-9427.

     BACAP and/or its affiliates are expected to bear all expenses (e.g., legal, proxy preparation and solicitation costs) associated with this Proxy Statement. Those aggregate costs, for all Trusts, are anticipated to be approximately $1.9 million.

QUORUM

     A quorum is needed for each Trust to conduct business at its Meeting. A quorum is constituted with respect to a Trust by the presence in person or by proxy of the holders of one-third of the Trust's outstanding shares entitled to vote at the Meetings.

     For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "withheld" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions, which for purposes of obtaining a quorum, are treated as present.

     In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve any proposed item are not received by the Trust, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies whose votes were WITHHELD, against any adjournment(s).

SHAREHOLDER APPROVAL

     The affirmative vote of a plurality of the shares of an entire Trust voted at the Meetings is required for a Nominee to be elected as a Trustee of a Trust. The term "plurality" means that the nominees who receive the largest number of votes cast "FOR" are elected as Trustees up to the maximum number of Trustees to be elected at the Meetings, which is five.

     Votes that are withheld, broker non-votes and abstentions will have no effect on the outcome of the election because Trustees will be elected by a plurality of the votes cast, as noted above. The Trusts' charter documents prohibit shareholders from cumulating their votes for the election of Trustees.

PRINCIPAL SHAREHOLDERS

     The table contained in Appendix D shows the name, address and share ownership of each person known to the Trusts to have ownership with respect to 5% or more of a class of a Fund as of December 17, 2004. Beneficial ownership is denoted with a "B". Record ownership is denoted with an "R."

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund. As of December 17, 2004, Bank of America or affiliated entities had voting control of the Funds shown below. Accordingly, Bank of America may be considered to "control" such Fund. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America and affiliated entities that have the ability to vote shares of a Trust have notified such Trust that they intend to vote "FOR" each of the nominees. This could substantially improve the likelihood that the Nominees will be elected.

                                                     PERCENTAGE OF FUND SHARES OVER WHICH
FUND                                                  BANK OF AMERICA HAS VOTING CONTROL
----                                                 ------------------------------------
Nations Bond Fund.................................                      89%
Nations California Intermediate Municipal Bond
  Fund............................................                      92%
Nations California Municipal Bond Fund............                      48%
Nations Convertible Securities Fund...............                      56%
Nations Florida Intermediate Municipal Bond
  Fund............................................                      81%
Nations Florida Municipal Bond Fund...............                      47%
Nations Georgia Intermediate Municipal Bond
  Fund............................................                      75%
Nations Global Value Fund.........................                      27%
Nations Government Securities Fund................                      52%
Nations High Yield Bond Fund......................                      54%
Nations Intermediate Bond Fund....................                      94%
Nations Intermediate Municipal Income Fund........                      95%
Nations International Equity Fund.................                      62%
Nations International Value Fund..................                      39%
Nations Kansas Municipal Income Fund..............                      91%
Nations LargeCap Enhanced Core Fund...............                      71%
Nations LargeCap Index Fund.......................                      92%
Nations LifeGoal Balanced Growth Portfolio........                      31%
Nations LifeGoal Growth Portfolio.................                      33%
Nations Marsico 21st Century Fund.................                      26%

                                                     PERCENTAGE OF FUND SHARES OVER WHICH
FUND                                                  BANK OF AMERICA HAS VOTING CONTROL
----                                                 ------------------------------------
Nations Marsico International Opportunities
  Fund............................................                      78%
Nations Maryland Intermediate Municipal Bond
  Fund............................................                      74%
Nations MidCap Growth Fund........................                      72%
Nations MidCap Index Fund.........................                      97%
Nations MidCap Value Fund.........................                      82%
Nations Municipal Income Fund.....................                      91%
Nations New York Tax-Exempt Reserves..............                      31%
Nations North Carolina Intermediate Municipal Bond
  Fund............................................                      76%
Nations Short-Intermediate Government Fund........                      81%
Nations Short-Term Income Fund....................                      65%
Nations Short-Term Municipal Income Fund..........                      80%
Nations SmallCap Index Fund.......................                      97%
Nations Small Company Fund........................                      63%
Nations SmallCap Value Fund.......................                      69%
Nations South Carolina Intermediate Municipal Bond
  Fund............................................                      79%
Nations Strategic Growth Fund.....................                      76%
Nations Strategic Income Fund.....................                      73%
Nations Tax-Exempt Reserves.......................                      65%
Nations Tennessee Intermediate Municipal Bond
  Fund............................................                      61%
Nations Texas Intermediate Municipal Bond Fund....                      93%
Nations Value Fund................................                      56%
Nations Virginia Intermediate Municipal Bond
  Fund............................................                      96%

     Principal shareholders of each Fund and each Fund's class are required to be shown under the SEC rules governing proxy statement disclosure. However, all shares of each Trust will be voted at the Meetings in the aggregate and not by Fund or class. Shareholders who have ownership with respect to 5% or more of a class, may not have ownership with respect to 5% or more of a Trust.

     As of December 17, 2004, the officers and Trustees, together, owned less than 1% of any class of any Fund.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     The Trusts do not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. The SEC Settlement contemplates that the Boards will call a meeting of shareholders at least every five years, at which shareholders will be asked to elect/re-elect Trustees. However, the Board's Governance Committee will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Nations Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

     Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which a Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. The anticipated date of the next meeting to elect Trustees is March 2010. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.

                            INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP ("PwC") has been selected as the Funds' independent registered public accounting firm to audit the Funds' financial statements for the fiscal year ended December 31, 2004 for the Funds of Nations Separate Account Trust and March 31, 2005 for the Funds of Nations Funds Trust and Nations Master Investment Trust. PwC has confirmed to the Boards' Audit Committees that they believe they are "independent" with respect to the Funds.

     As an independent registered public accounting firm, PwC examines and audits the Funds' annual financial statements and provides other audit-related, non-audit and tax-related services to the Funds. Representatives of PwC are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     A Board's Audit Committee must pre-approve all audit and non-audit services provided by PwC to the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services and, with advice of counsel, determines whether they are appropriate and permissible under applicable law. Each Board's Audit Committee has developed policies and procedures to, among other things, provide a framework for the Audit Committee's consideration of non-audit services provided to the Funds by PwC. The policies and procedures require that any non-audit service provided by PwC to a Fund, or to BACAP and entities controlling, controlled by, or under common control with BACAP that provide ongoing services to the Funds that relate directly to the operations or financial reporting of a Fund, are subject to the approval by the Audit Committee before such service can be provided. All such services that are expected to exceed specified amounts must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chairman of the Audit Committee (or if the Chairman is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chairman's absence).

     Each Board's Audit Committee has considered the services that were not pre-approved that were provided by PwC to a Fund, or to BACAP and entities controlling, controlled by, or under common control with BACAP that provide ongoing services to the Funds that relate directly to the operations or financial reporting of a Fund, to be compatible with maintaining the independence of PwC in their audit of the Funds, taking into account representations from PwC, in accordance with ISB No. 1, regarding their independence from the Funds.

     AUDIT FEES

     In each of the last two completed fiscal years ended March 31 (for the Funds of Nations Funds Trust and Nations Master Investment Trust) and December 31 (for the Funds of Nations Separate Account Trust), the audit fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, on an aggregate basis and separately for each Fund are shown in the table below:

                                                              MARCH 31,    MARCH 31,
NATIONS FUNDS TRUST                                              2004         2003
-------------------                                           ----------   ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Nations Global Value Fund...................................  $   36,019   $   25,361
Nations International Equity Fund...........................      34,694        9,416
Nations International Value Fund............................      12,356        9,416
Nations Marsico International Opportunities Fund............      34,694       14,565
STOCK FUNDS
Nations Asset Allocation Fund...............................      24,726       23,540
Nations Convertible Securities Fund.........................      24,726       23,540
Nations Marsico 21st Century Fund...........................      24,057       14,046
Nations Marsico Focused Equities Fund.......................      12,356        9,416
Nations Marsico Growth Fund.................................      12,356        9,416
Nations MidCap Growth Fund..................................      24,057       23,540
Nations MidCap Value Fund...................................      25,388       23,540
Nations Small Company Fund..................................      12,356       23,540
Nations SmallCap Value Fund.................................      25,388       14,929
Nations Strategic Growth Fund...............................      12,356        9,416
Nations Value Fund..........................................      24,726       23,540

                                                              MARCH 31,    MARCH 31,
NATIONS FUNDS TRUST                                              2004         2003
-------------------                                           ----------   ----------
INDEX FUNDS
Nations LargeCap Index Fund.................................      24,057       23,540
Nations LargeCap Enhanced Core Fund.........................      24,057       23,149
Nations MidCap Index Fund...................................      24,057       23,540
Nations SmallCap Index Fund.................................      24,057       23,540
LIFEGOAL PORTFOLIOS
Nations LifeGoal Balanced Growth Portfolio..................      14,392       11,334
Nations LifeGoal Growth Portfolio...........................      14,392       11,334
Nations LifeGoal Income and Growth Portfolio................      14,392       11,334
Nations LifeGoal Income Portfolio...........................      14,392           --
GOVERNMENT & CORPORATE BOND FUNDS
Nations Bond Fund...........................................      22,729       29,425
Nations Government Securities Fund..........................      22,729       29,004
Nations High Yield Bond Fund................................      12,356        9,416
Nations Intermediate Bond Fund..............................      12,356        9,416
Nations Short-Intermediate Government Fund..................      22,729       29,425
Nations Short-Term Income Fund..............................      22,729       29,425
Nations Strategic Income Fund...............................      22,729       27,421
FIXED INCOME SECTOR PORTFOLIOS
High Income Portfolio.......................................      31,045       10,316
Corporate Bond Portfolio....................................      31,045       10,329
Mortgage- and Asset-Backed Portfolio........................      31,045        9,865
MUNICIPAL BOND FUNDS
Nations Intermediate Municipal Bond Fund....................      22,729       29,425
Nations Municipal Income Fund...............................      22,729       29,425
Nations Short-Term Municipal Income Fund....................      22,729       29,425
STATE MUNICIPAL BOND FUNDS
Nations California Bond Fund................................      22,729       29,425
Nations California Intermediate Bond Fund...................      24,058       20,673
Nations Florida Intermediate Bond Fund......................      22,729       28,809
Nations Florida Bond Fund...................................      22,729       20,789
Nations Georgia Intermediate Bond Fund......................      22,729       25,774
Nations Kansas Income Fund..................................      22,729       18,023
Nations Maryland Intermediate Bond Fund.....................      22,729       28,757
Nations North Carolina Intermediate Bond Fund...............      22,729       28,703
Nations South Carolina Intermediate Bond Fund...............      22,729       28,943
Nations Tennessee Intermediate Bond Fund....................      22,729       14,805
Nations Texas Intermediate Bond Fund........................      22,729       29,044
Nations Virginia Intermediate Bond Fund.....................      22,729       29,425

                                                              MARCH 31,    MARCH 31,
NATIONS FUNDS TRUST                                              2004         2003
-------------------                                           ----------   ----------
MONEY MARKET FUNDS
Nations California Tax-Exempt Reserves......................      34,558       29,425
Nations Cash Reserves.......................................      34,558       29,425
Nations Government Reserves.................................      34,558       29,425
Nations Money Market Reserves...............................      34,558       29,425
Nations Municipal Reserves..................................      34,558       29,425
Nations New York Tax-Exempt Reserves........................      32,330       26,893
Nations Tax-Exempt Reserves.................................      32,330       16,379
Nations Treasury Reserves...................................      34,558       29,425
TOTAL.......................................................   1,339,815    1,190,297

                                                              MARCH 31,   MARCH 31,
NATIONS MASTER INVESTMENT TRUST                                 2004        2003
-------------------------------                               ---------   ---------
INTERNATIONAL/GLOBAL STOCK MASTER PORTFOLIOS
Nations International Equity Master Portfolio...............  $     --    $ 35,310
Nations Marsico International Opportunities Master
  Portfolio.................................................        --          --
Nations International Value Master Portfolio................    34,694      35,310
STOCK MASTER PORTFOLIOS
Nations Marsico Growth Master Portfolio.....................    24,057      23,540
Nations Marsico Focused Equities Master Portfolio...........    24,057      23,540
Nations Marsico 21st Century Master Portfolio...............        --          --
Nations SmallCap Value Master Portfolio.....................        --          --
Nations Small Company Master Portfolio......................    24,057          --
Nations Strategic Growth Master Portfolio...................    24,057      23,540
GOVERNMENT & CORPORATE BOND MASTER PORTFOLIOS
Nations High Yield Bond Master Portfolio....................    22,729      29,425
High Yield Portfolio........................................    29,375      15,749
Nations Intermediate Bond Master Portfolio..................    22,729      29,425
TOTAL.......................................................   205,755     215,837

                                                             DECEMBER 31,   DECEMBER 31,
NATIONS SEPARATE ACCOUNT TRUST                                   2004           2003
------------------------------                               ------------   ------------
INTERNATIONAL STOCK PORTFOLIOS
Nations International Value Portfolio......................    $ 23,738       $ 28,177
Nations Marsico International Opportunities Portfolio......      23,738         22,717
STOCK PORTFOLIOS
Nations Value Portfolio....................................      23,738         22,301
Nations Marsico 21st Century Portfolio.....................      23,738         14,206
Nations Marsico Focused Equities Portfolio.................      23,738         22,301
Nations Marsico Growth Portfolio...........................      23,738         22,301
Nations Small Company Portfolio............................      23,738         22,301
Nations MidCap Growth Portfolio............................      23,858         20,695

                                                             DECEMBER 31,   DECEMBER 31,
NATIONS SEPARATE ACCOUNT TRUST                                   2004           2003
------------------------------                               ------------   ------------
BALANCED PORTFOLIO
Nations Asset Allocation Portfolio.........................      23,738         19,179
CORPORATE BOND PORTFOLIO
Nations High Yield Bond Portfolio..........................      23,738         27,876
TOTAL......................................................     237,500        222,055

     AUDIT-RELATED FEES

     Fees included in the category of "Audit-Related Fees" comprise assurance and related services (e.g., due diligence services) that are traditionally performed by a fund's independent registered public accounting firm. These services include due diligence related to fund reorganizations, accounting consultations, audits in connection with reorganizations, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. In each of the last two completed fiscal years ended March 31 (for the Funds of Nations Funds Trust and Nations Master Investment Trust) and December 31 (for the Funds of Nations Separate Account Trust), there were no audit-related fees billed by PwC for services rendered for audit-related services to each Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as Audit Fees.

     TAX FEES

     Fees included in the category of "Tax Fees" comprise all services performed by professional staff in PwC's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning and tax advice, which include the preparation or original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to reorganizations and requests for rulings or technical advice from tax authorities. In each of the last two completed fiscal years ended March 31 (for the Funds of Nations Funds Trust and Nations Master Investment Trust) and December 31 (for the Funds of Nations Separate Account Trust), the aggregate tax fees billed by PwC for services rendered for tax compliance, tax advice and tax planning, on an aggregate basis and separately for each Fund are shown in the table below:

                                                              MARCH 31,   MARCH 31,
NATIONS FUNDS TRUST                                             2004        2003
-------------------                                           ---------   ---------
INTERNATIONAL/GLOBAL STOCK FUNDS
Nations Global Value Fund...................................   $ 7,861     $ 7,400
Nations International Equity Fund...........................     9,264       8,700
Nations International Value Fund............................     9,264       8,700
Nations Marsico International Opportunities Fund............     8,034       7,550

                                                              MARCH 31,   MARCH 31,
NATIONS FUNDS TRUST                                             2004        2003
-------------------                                           ---------   ---------
STOCK FUNDS
Nations Asset Allocation Fund...............................     7,641       7,200
Nations Convertible Securities Fund.........................     7,641       7,200
Nations Marsico 21st Century Fund...........................     7,855       7,400
Nations Marsico Focused Equities Fund.......................     7,855       7,400
Nations Marsico Growth Fund.................................     7,855       7,400
Nations MidCap Growth Fund..................................     7,641       7,200
Nations MidCap Value Fund...................................     7,641       7,300
Nations Small Company Fund..................................     7,641       7,200
Nations SmallCap Value Fund.................................     7,867       7,500
Nations Strategic Growth Fund...............................     7,641       7,200
Nations Value Fund..........................................     7,641       7,200
INDEX FUNDS
Nations LargeCap Index Fund.................................     7,641       7,200
Nations LargeCap Enhanced Core Fund.........................     7,534       7,100
Nations MidCap Index Fund...................................     7,641       7,200
Nations SmallCap Index Fund.................................     7,534       7,100
LIFEGOAL PORTFOLIOS
Nations LifeGoal Balanced Growth Portfolio..................     6,660       6,300
Nations LifeGoal Growth Portfolio...........................     6,660       6,300
Nations LifeGoal Income and Growth Portfolio................     6,805       6,300
Nations LifeGoal Income Portfolio...........................     6,660          --
GOVERNMENT & CORPORATE BOND FUNDS
Nations Bond Fund...........................................     7,641       7,200
Nations Government Securities Fund..........................     7,641       7,200
Nations High Yield Bond Fund................................     7,855       7,400
Nations Intermediate Bond Fund..............................     7,641       7,400
Nations Short-Intermediate Government Fund..................     7,641       7,200
Nations Short-Term Income Fund..............................     7,641       7,200
Nations Strategic Income Fund...............................     7,641       7,200
FIXED INCOME SECTOR PORTFOLIOS
High Income Portfolio.......................................     7,867       7,500
Corporate Bond Portfolio....................................     7,867       7,500
Mortgage- and Asset-Backed Portfolio........................     7,867       7,500
MUNICIPAL BOND FUNDS
Nations Intermediate Municipal Bond Fund....................     6,125       5,800
Nations Municipal Income Fund...............................     6,125       5,800
Nations Short-Term Municipal Income Fund....................     6,125       5,800
STATE MUNICIPAL BOND FUNDS
Nations California Bond Fund................................     6,125       5,800
Nations California Intermediate Bond Fund...................     7,867       7,500

                                                              MARCH 31,   MARCH 31,
NATIONS FUNDS TRUST                                             2004        2003
-------------------                                           ---------   ---------
Nations Florida Intermediate Bond Fund......................     6,125       5,800
Nations Florida Bond Fund...................................     6,125       5,800
Nations Georgia Intermediate Bond Fund......................     6,125       5,800
Nations Kansas Income Fund..................................     6,125       5,800
Nations Maryland Intermediate Bond Fund.....................     6,125       5,800
Nations North Carolina Intermediate Bond Fund...............     6,125       5,800
Nations South Carolina Intermediate Bond Fund...............     6,125       5,800
Nations Tennessee Intermediate Bond Fund....................     6,125       5,800
Nations Texas Intermediate Bond Fund........................     6,125       5,800
Nations Virginia Intermediate Bond Fund.....................     6,125       5,800
MONEY MARKET FUNDS
Nations California Tax-Exempt Reserves......................     5,269       5,000
Nations Cash Reserves.......................................     5,269       5,000
Nations Government Reserves.................................     5,269       5,000
Nations Money Market Reserves...............................     5,269       5,000
Nations Municipal Reserves..................................     5,269       5,000
Nations New York Tax-Exempt Reserves........................     5,269       5,000
Nations Tax-Exempt Reserves.................................     5,376       5,000
Nations Treasury Reserves...................................     5,269       5,000
TOTAL.......................................................   389,655     362,050

                                                              MARCH 31,   MARCH 31,
NATIONS MASTER INVESTMENT TRUST                                 2004        2003
-------------------------------                               ---------   ---------
INTERNATIONAL/GLOBAL STOCK MASTER PORTFOLIOS
Nations International Equity Master Portfolio...............  $     --    $     --
Nations Marsico International Opportunities Master
  Portfolio.................................................        --          --
Nations International Value Master Portfolio................     5,898       5,564
STOCK MASTER PORTFOLIOS
Nations Marsico Growth Master Portfolio.....................     5,898       5,564
Nations Marsico Focused Equities Master Portfolio...........     5,898       5,564
Nations Marsico 21st Century Master Portfolio...............        --          --
Nations SmallCap Value Master Portfolio.....................        --          --
Nations Small Company Master Portfolio......................     5,898          --
Nations Strategic Growth Master Portfolio...................     5,898       5,564
GOVERNMENT & CORPORATE BOND MASTER PORTFOLIOS
Nations High Yield Bond Master Portfolio....................     5,898       5,564
High Yield Portfolio........................................     6,011       5,671
Nations Intermediate Bond Master Portfolio..................     5,898       5,564
TOTAL.......................................................    47,297      39,055

                                                             DECEMBER 31,   DECEMBER 31,
NATIONS SEPARATE ACCOUNT TRUST                                   2004           2003
------------------------------                               ------------   ------------
INTERNATIONAL STOCK PORTFOLIOS
Nations International Value Portfolio......................    $  7,350       $  6,760
Nations Marsico International Opportunities Portfolio......       7,350          6,760
STOCK PORTFOLIOS
Nations Value Portfolio....................................       7,350          6,760
Nations Marsico 21st Century Portfolio.....................       7,350          6,760
Nations Marsico Focused Equities Portfolio.................       7,350          6,760
Nations Marsico Growth Portfolio...........................       7,350          6,760
Nations Small Company Portfolio............................       7,350          6,760
Nations MidCap Growth Portfolio............................       7,350          6,860
BALANCED PORTFOLIO
Nations Asset Allocation Portfolio.........................       7,350          6,760
CORPORATE BOND PORTFOLIO
Nations High Yield Bond Portfolio..........................       7,350          6,760
TOTAL......................................................      73,500         67,700

     ALL OTHER FEES

     Fees included in the category of "All Other Fees" comprise services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems and other tax services unrelated to the Funds. In each of the last two completed fiscal years ended March 31 (for the Funds of Nations Funds Trust and Nations Master Investment Trust) and December 31 (for the Funds of Nations Separate Account Trust), there were no such fees.

     All Audit-Related Fees, Tax Fees and All Other Fees, if any, that were required to be approved by Rule 2-01 of Regulation S-X, were so approved by the Audit Committees. The percentage of hours expensed on PwC's engagement to audit the Funds' financial statements for their most recent fiscal years that were attributed to work performed by persons other than PwC's full-time, permanent
employees is   %.

     The aggregate non-audit fees billed by PwC for services rendered to the Funds, BACAP, Bank of America, N.A. and Bank of America Corporation (and Columbia Management Group and FleetBoston Financial Corporation (for periods after April 1, 2004)) for the years ended December 31, 2004 and December 31,
2003 were $     and $14.7 million respectively.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Nations Funds in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR PROXY BALLOT(S); OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM.

                                   APPENDIX A

                                    GLOSSARY

TERM USED IN PROXY STATEMENT      DEFINITION
----------------------------      ----------
1934 Act.......................   Securities Exchange Act of 1934
1940 Act.......................   Investment Company Act of 1940
BACAP..........................   Banc of America Capital Management, LLC
BACAP Distributors.............   BACAP Distributors LLC
Bank of America................   Bank of America Corporation
Board(s).......................   The Board(s) of Trustees of Nations Funds Trust,
                                  Nations Master Investment Trust and/or Nations
                                  Separate Account Trust, as the context requires
Columbia Funds.................   The mutual funds advised by Columbia Management
                                  Advisors, Inc. and distributed by Columbia Funds
                                  Distributor, Inc.
Feeder Fund(s).................   Nations High Yield Bond Fund, Nations Intermediate
                                  Bond Fund, Nations International Equity Fund, Nations
                                  Marsico International Opportunities Fund, Nations
                                  International Value Fund, Nations Marsico Growth Fund,
                                  Nations Marsico Focused Equities Fund, Nations Marsico
                                  21st Century Fund, Nations SmallCap Value Fund,
                                  Nations Small Company Fund and Nations Strategic
                                  Growth Fund
Fleet..........................   F1eetBoston Financial Corporation
Fund(s)........................   The Fund(s) listed on Appendix B of this Proxy
                                  Statement
Independent Trustees...........   The Trustees of the Boards who are not "interested
                                  persons" (as that term is defined in the 1940 Act) of
                                  the Funds
Meeting(s).....................   The meeting(s) of shareholders of the Funds of Nations
                                  Funds Trust, Nations Master Investment Trust and
                                  Nations Separate Account Trust that will be held
                                  jointly at 10:00 a.m., Eastern time, on March 4, 2005,
                                  at One Bank of America Plaza, 101 South Tryon Street,
                                  33rd Floor, Charlotte, North Carolina
Proxy Statement................   This Proxy Statement
SEC............................   United States Securities and Exchange Commission
Trust(s).......................   Nations Funds Trust, Nations Separate Account Trust
                                  and/or Nations Master Investment Trust, as the context
                                  requires
Trustees.......................   The trustees of Nations Funds Trusts Nations Separate
                                  Account Trust and/or Nations Master Investment Trust,
                                  as the context requires

                                   APPENDIX B

                                 LIST OF FUNDS

                              NATIONS FUNDS TRUST

                        INTERNATIONAL/GLOBAL STOCK FUNDS
                           Nations Global Value Fund
                       Nations International Equity Fund
                        Nations International Value Fund
                Nations Marsico International Opportunities Fund

                                  STOCK FUNDS
                         Nations Asset Allocation Fund
                      Nations Convertible Securities Fund
                       Nations Marsico 21st Century Fund
                     Nations Marsico Focused Equities Fund
                          Nations Marsico Growth Fund
                           Nations MidCap Growth Fund
                           Nations MidCap Value Fund
                          Nations SmallCap Value Fund
                           Nations Small Company Fund
                         Nations Strategic Growth Fund
                               Nations Value Fund

                                  INDEX FUNDS
                          Nations LargeCap Index Fund
                      Nations LargeCap Enhanced Core Fund
                           Nations MidCap Index Fund
                          Nations SmallCap Index Fund

                              LIFEGOAL PORTFOLIOS
                   Nations LifeGoal Balanced Growth Portfolio
                       Nations LifeGoal Growth Portfolio
                  Nations LifeGoal Income and Growth Portfolio
                       Nations LifeGoal Income Portfolio

                       GOVERNMENT & CORPORATE BOND FUNDS
                               Nations Bond Fund
                       Nations Government Securities Fund
                          Nations High Yield Bond Fund
                         Nations Intermediate Bond Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                         Nations Strategic Income Fund

                         FIXED INCOME SECTOR PORTFOLIOS
                            Corporate Bond Portfolio
                      Mortgage- and Asset-Backed Portfolio
                             High Income Portfolio

                              MUNICIPAL BOND FUNDS
                    Nations Intermediate Municipal Bond Fund
                         Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund

                           STATE MUNICIPAL BOND FUNDS
              Nations California Intermediate Municipal Bond Fund
                     Nations California Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                      Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                      Nations Kansas Municipal Income Fund
               Nations Maryland Intermediate Municipal Bond Fund
            Nations North Carolina Intermediate Municipal Bond Fund
            Nations South Carolina Intermediate Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
               Nations Virginia Intermediate Municipal Bond Fund

                               MONEY MARKET FUNDS
                     Nations California Tax-Exempt Reserves
                             Nations Cash Reserves
                          Nations Government Reserves
                         Nations Money Market Reserves
                           Nations Municipal Reserves
                      Nations New York Tax-Exempt Reserves
                          Nations Tax-Exempt Reserves
                           Nations Treasury Reserves

                         NATIONS SEPARATE ACCOUNT TRUST

                         INTERNATIONAL STOCK PORTFOLIOS
                     Nations International Value Portfolio
             Nations Marsico International Opportunities Portfolio

                                STOCK PORTFOLIOS
                            Nations Value Portfolio
                     Nations Marsico 21st Century Portfolio
                   Nations Marsico Focused Equities Portfolio
                        Nations Marsico Growth Portfolio
                        Nations Small Company Portfolio
                        Nations MidCap Growth Portfolio

                               BALANCED PORTFOLIO
                       Nations Asset Allocation Portfolio

                            CORPORATE BOND PORTFOLIO
                       Nations High Yield Bond Portfolio

                        NATIONS MASTER INVESTMENT TRUST

                  INTERNATIONAL/GLOBAL STOCK MASTER PORTFOLIOS
                 Nations International Equity Master Portfolio
          Nations Marsico International Opportunities Master Portfolio
                  Nations International Value Master Portfolio

                            STOCK MASTER PORTFOLIOS
                    Nations Marsico Growth Master Portfolio
               Nations Marsico Focused Equities Master Portfolio
                 Nations Marsico 21st Century Master Portfolio
                    Nations SmallCap Value Master Portfolio
                     Nations Small Company Master Portfolio
                   Nations Strategic Growth Master Portfolio

                 GOVERNMENT & CORPORATE BOND MASTER PORTFOLIOS
                    Nations High Yield Bond Master Portfolio
                              High Yield Portfolio
                   Nations Intermediate Bond Master Portfolio

                                   APPENDIX C

                         GOVERNANCE COMMITTEES CHARTER

1. Membership. The governance committees (each, a "Governance Committee" and collectively, the "Governance Committees") of the Boards of Trustees (the "Boards") of Nations Separate Account Trust, Nations Master Investment Trust and Nations Funds Trust (each a "Fund Company" and collectively, the "Fund Companies") shall be composed entirely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any Fund Company's series (each, a "Fund" and collectively, the "Funds"), or any Fund's investment adviser or principal underwriter (the "Independent Trustees").

   Each Board shall designate the members of its Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman. Each Governance Committee may include advisory members and/or "ex officio" members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by such Governance Committee. Unless the Chairman of a Fund Company's Board is designated as a full member of that Board's Governance Committee, the Chairman of the Board shall be an ex officio member of that Governance Committee.

2. Purpose. Each Governance Committee has been established to make recommendations to its Board on issues related to the Independent Trustees and the composition and operation of the Board and to assume the duties, responsibilities and functions of the Board's pre-existing Nominating Committee together with such additional duties, responsibilities and functions as are delegated to it from time to time.

   The primary responsibilities of each Governance Committee include:

   (a) generally overseeing issues of corporate governance of the Fund
       Companies;

  (b) nominating Independent Trustees;

  (c) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and

  (d) evaluating its Board and the Board's committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3. Specific Responsibilities and Powers. Each Governance Committee has the responsibility and power to:

   (a) consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Trustee vacancies, taking into consideration, among other factors that each Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, each Board and its Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

  (b) periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Trustees;

  (c) identify and evaluate Independent Trustee candidates according to the relevant criteria;

  (d) consider candidates submitted by shareholders or from other sources as it deems appropriate. Each Governance Committee shall be solely responsible for the selection and recommendation of candidates to its Board. Any recommendation should be submitted to Nations Funds, c/o Secretary, at the principal address shown on its registration statement. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

      In the case of any Fund Company holding a meeting of shareholders for the election of Trustees, shareholder submissions will be considered for inclusion in the Fund's proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Fund Company's Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation;

  (e) periodically review and make recommendations to its full Board regarding Unaffiliated Trustee compensation;

  (f) initiate, oversee and recommend changes to retirement and deferred compensation plans for its Unaffiliated Trustees;

  (g) consider, oversee and implement any evaluation process of its Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow; and

  (h) report its activities to its full Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate.

4. Procedural Matters.

   (a) Each Governance Committee shall meet as often as it deems necessary. Each Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to each such Governance Committee as it may consider appropriate.

  (b) Each Governance Committee's authority shall include the authority to establish, arrange for and coordinate the participation in, new Trustee orientation and continuing education or information programs for Trustees, as they deem appropriate. Any related costs shall be borne by the Funds.

  (c) Each Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to its full Board. Each Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. Each Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Company and to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

  (d) Each Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds. Each Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm's fee and other retention terms.

                                   APPENDIX D

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS SEPARATE ACCOUNT TRUST
NATIONS ANNUITY TRUST ASSET            B       VARIABLE SEPARATE ACCOUNT OF             144,309.786   6.81%    6.81%
ALLOCATION PORTFOLIO                           ANCHOR NATIONAL LIFE INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299
NATIONS ANNUITY TRUST ASSET            B       HARTFORD LIFE INSURANCE COMPANY        1,969,753.640  92.98%   92.98%
ALLOCATION PORTFOLIO                           SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST HIGH YIELD       R       TRANSAMERICA LIFE INSURANCE CO           722,381.458   8.48%    8.48%
BOND PORTFOLIO                                 RIB III
                                               4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING
                                               MS 4410
                                               CEDAR RAPIDS, IA 52499
NATIONS ANNUITY TRUST HIGH YIELD       B       VARIABLE SEPARATE ACCOUNT OF           2,314,684.625  27.19%   27.19%
BOND PORTFOLIO                                 ANCHOR NATIONAL LIFE INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299
NATIONS ANNUITY TRUST HIGH YIELD       B       HARTFORD LIFE INSURANCE COMPANY        5,187,739.926  60.95%   60.95%
BOND PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST                  R       TRANSAMERICA LIFE INSURANCE CO           213,973.175  10.11%   10.11%
INTERNATIONAL VALUE PORTFOLIO                  RETIREMENT INCOME BUILDER II
                                               4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING
                                               MS 4410
                                               CEDAR RAPIDS, IA 52499
NATIONS ANNUITY TRUST                  B       VARIABLE SEPARATE ACCOUNT OF             634,917.080  30.00%   30.00%
INTERNATIONAL VALUE PORTFOLIO                  ANCHOR NATIONAL LIFE
                                               INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299
NATIONS ANNUITY TRUST                  B       HARTFORD LIFE INSURANCE COMPANY        1,213,245.093  57.34%   57.34%
INTERNATIONAL VALUE PORTFOLIO                  SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST MARSICO          R       TRANSAMERICA LIFE INSURANCE CO           599,017.213   5.17%    5.17%
FOCUSED EQUITIES PORTFOLIO                     RIB III
                                               4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING MS 4410
                                               CEDAR RAPIDS, IA 52499

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS ANNUITY TRUST MARSICO          B       VARIABLE SEPARATE ACCOUNT OF           2,705,342.727  23.39%   23.39%
FOCUSED EQUITIES PORTFOLIO                     ANCHOR NATIONAL LIFE INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299
NATIONS ANNUITY TRUST MARSICO          B       HARTFORD LIFE INSURANCE COMPANY        8,082,116.661  69.88%   69.88%
FOCUSED EQUITIES PORTFOLIO                     SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST MARSICO          R       TRANSAMERICA LIFE INSURANCE CO           714,160.861   7.80%    7.80%
GROWTH PORTFOLIO                               RIB III
                                               4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING MS 4410
                                               CEDAR RAPIDS, IA 52499
NATIONS ANNUITY TRUST MARSICO          R       GE LIFE AND ANNUITY ASSURANCE CO       2,107,534.599  23.04%   23.04%
GROWTH PORTFOLIO                               6610 W BROAD ST
                                               RICHMOND, VA 23230
NATIONS ANNUITY TRUST MARSICO          B       HARTFORD LIFE INSURANCE COMPANY        5,762,265.896  63.00%   63.00%
GROWTH PORTFOLIO                               SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST MARSICO          R       TRANSAMERICA LIFE INSURANCE CO           467,355.784   6.63%    6.63%
INTERNATIONAL OPPORTUNITIES                    RIB III
PORTFOLIO                                      4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING MS 4410
                                               CEDAR RAPIDS, IA 52499
NATIONS ANNUITY TRUST MARSICO          R       GE LIFE AND ANNUITY ASSURANCE CO       2,185,450.029  31.01%   31.01%
INTERNATIONAL OPPORTUNITIES                    6610 W BROAD ST
PORTFOLIO                                      RICHMOND, VA 23230
NATIONS ANNUITY TRUST MARSICO          B       HARTFORD LIFE INSURANCE COMPANY        3,852,263.095  54.67%   54.67%
INTERNATIONAL OPPORTUNITIES                    SEPARATE ACCOUNT TWO
PORTFOLIO                                      ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST MARSICO          R       TRANSAMERICA LIFE INSURANCE CO           177,703.512  10.52%   10.52%
21ST CENTURY PORTFOLIO                         IMMEDIATE INCOME BUILDER
                                               4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING MS 4410
                                               CEDAR RAPIDS, IA 52499
NATIONS ANNUITY TRUST MARSICO          B       VARIABLE SEPARATE ACCOUNT OF             131,043.585   7.76%    7.76%
21ST CENTURY PORTFOLIO                         ANCHOR NATIONAL LIFE INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS ANNUITY TRUST MARSICO          B       HARTFORD LIFE INSURANCE COMPANY        1,360,125.819  80.58%   80.58%
21ST CENTURY PORTFOLIO                         SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST MARSICO          R       TRANSAMERICA LIFE INSURANCE CO           422,250.809   5.79%    5.79%
MIDCAP GROWTH PORTFOLIO                        IMMEDIATE INCOME BUILDER
                                               4333 EDGEWOOD RD NE
                                               ATTN FMD ACCOUNTING MS 4410
                                               CEDAR RAPIDS, IA 52499
NATIONS ANNUITY TRUST MARSICO          B       HARTFORD LIFE INSURANCE COMPANY        6,434,120.235  88.27%   88.27%
MIDCAP GROWTH PORTFOLIO                        SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST SMALL            B       HARTFORD LIFE INSURANCE COMPANY        3,454,692.516  90.41%   90.41%
COMPANY PORTFOLIO                              SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
NATIONS ANNUITY TRUST SMALL            B       VARIABLE SEPARATE ACCOUNT OF             359,919.542   9.42%    9.42%
COMPANY PORTFOLIO                              ANCHOR NATIONAL LIFE INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299
NATIONS ANNUITY TRUST VALUE            B       VARIABLE SEPARATE ACCOUNT OF             519,018.349   8.22%    8.22%
PORTFOLIO                                      ANCHOR NATIONAL LIFE INSURANCE CO
                                               PO BOX 54299
                                               LOS ANGELES, CA 90054-0299
NATIONS ANNUITY TRUST VALUE            B       HARTFORD LIFE INSURANCE COMPANY        5,497,953.709  87.14%   87.14%
PORTFOLIO                                      SEPARATE ACCOUNT TWO
                                               ATTN DAVID TEN BROECK
                                               P O BOX 2999
                                               HARTFORD, CT 06104-2999
CORPORATE BOND PORTFOLIO INVESTOR      R       BANK OF AMERICA NA ATTN FUNDS          4,532,346.000  91.16%   91.16%
A                                              ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
HIGH INCOME PORTFOLIO INVESTOR A       R       BANK OF AMERICA NA ATTN FUNDS            425,525.000  66.53%   66.53%
                                               ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
HIGH INCOME PORTFOLIO INVESTOR A       R       NFSC FEBO # W18-195189 ROBERT B           32,852.504   5.13%    5.13%
                                               CAVANAUGH
                                               TERESA A CAVANAUGH
                                               BACAP
                                               5636 GLEN EAGLES
                                               PLANO, TX 75093

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
HIGH INCOME PORTFOLIO INVESTOR A       R       NFSC FEBO # W89-001384 NFS/FMTC           55,987.701   8.75%    8.75%
                                               ROLLOVER IRA
                                               FBO REMO A CERRUTI
                                               BACAP
                                               41473 PELHAM CT
                                               FREMONT, CA 94538
MORTGAGE AND ASSET BACKED              R       NATIONS LIFEGOAL PORTFOLIO INC           830,353.305  10.80%   10.80%
PORTFOLIO INVESTOR A                           LIFEGOAL INCOME PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
MORTGAGE AND ASSET BACKED              R       BANK OF AMERICA NA                     6,229,362.000  81.07%   81.07%
PORTFOLIO INVESTOR A                           ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS FUNDS TRUST
NATIONS ASSET ALLOCATION FUND          R       STATE STREET BANK & TRUST CO TTEE         74,874.725  61.29%    0.82%
INVESTOR C                                     FBO COASTGEAR & COMPANY
                                               ATTN: KEVIN SMITH
                                               105 ROSEMONT AVE
                                               WESTWOOD, MA 02090
NATIONS ASSET ALLOCATION FUND          B       MERRILL LYNCH, PIERCE, FENNER &           22,460.294  18.38%    0.24%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS ASSET ALLOCATION FUND          R       DIVERSIFIED INVESTORESTMENT              104,734.229   8.50%    1.15%
PRIMARY A                                      ADVISORS
                                               ATTN: BHEESHAM PERSAUD
                                               MAIL DROP 2-52
                                               4 MANHATTANVILLE ROAD
                                               PURCHASE, NY 10577-2119
NATIONS ASSET ALLOCATION FUND          R       BANK OF AMERICA NA                     1,118,714.080  90.82%   12.38%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS BOND FUND INVESTOR C           R       NFSC FEBO # W86-059390 HELEN E             8,692.034   5.36%    0.00%
                                               SOLBERG TTEE HELEN ELIZABETH
                                               SOLBERG TRUST
                                               U/A 11/4/96
                                               183 3RD AVE #516
                                               CHULA VISTA, CA 91910

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS BOND FUND INVESTOR C           B       MERRILL LYNCH, PIERCE, FENNER &           48,710.990  30.03%    0.03%
                                               SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS BOND FUND INVESTOR C           R       BNY CUST IRA FBO                          12,285.981   7.57%    0.01%
                                               JAMES A BLANCHARD
                                               9 LAS BRISAS
                                               AUSTIN, TX 78746
NATIONS BOND FUND PRIMARY A            R       BANK OF AMERICA NA                   174,233,271.392  91.81%   89.69%
                                               ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W78-069434                    28,457.346   5.02%    0.22%
MUNICIPAL BOND FUND INVESTOR A                 THE WIBLE LIVING TRUST
                                               GERALD L WIBLE
                                               U/A 10/23/02
                                               74001 ZIRCON CIRCLE WEST
                                               PALM DESERT, CA 92260
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W79-760137                   111,341.995  19.64%    0.86%
MUNICIPAL BOND FUND INVESTOR A                 OF THE WILEY FAMILY TR
                                               GEORGE R WILEY
                                               U/A 08/01/1993
                                               635 OCAMPO DR
                                               PACIFIC PALISADES, CA 90272
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W76-637084 OF THE             60,180.542  10.61%    0.47%
MUNICIPAL BOND FUND INVESTOR A                 COOMBS REV TR
                                               ROLAND S COOMBS
                                               U/A 11/10/95
                                               PO BOX 1748
                                               JACKSON, CA 95642
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W79-241849                   147,943.592  26.10%    1.15%
MUNICIPAL BOND FUND INVESTOR A                 DENNIS B HANSEN TTEE
                                               THE MITCHELL TRUST DTD 6/14/1973
                                               U/A 6/14/73
                                               520 S GRAND AVE 7TH FL
                                               LOS ANGELES, CA 90071
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W79-101117                     6,559.031   5.65%    0.05%
MUNICIPAL BOND FUND INVESTOR B                 ARMANDO B TALAMANTEZ
                                               CONSUELO TALAMANTEZ
                                               12607 BRADFORD PL
                                               GRANADA HILLS, CA 91344
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W79-194581                     9,852.217   8.49%    0.08%
MUNICIPAL BOND FUND INVESTOR B                 THE GARY R WEITKAMP FAMILY TRU
                                               GARY R WEITKAMP
                                               U/A 06/21/1993
                                               17117 GUNTHER ST
                                               GRANADA HILLS, CA 91344

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W88-099538                     9,589.394   8.26%    0.07%
MUNICIPAL BOND FUND INVESTOR B                 H R ZAMORA TTEE
                                               H R ZAMORA LIV TR
                                               U/A 6/18/92
                                               42 ROCK LN
                                               BERKELEY, CA 94708
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W76-716529                     9,009.009   7.76%    0.07%
MUNICIPAL BOND FUND INVESTOR B                 ANNA L YUE
                                               212 SACRAMENTO ST
                                               AUBURN, CA 95603
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W79-097616                    10,800.813   9.31%    0.08%
MUNICIPAL BOND FUND INVESTOR B                 OSCAR E & ZENAIDA L VILLENA TT
                                               OSCAR & ZENAIDA VILLENA FAM
                                               LIVING TR, U/A 12/18/01
                                               11444 DULCET AVENUE
                                               NORTHRIDGE, CA 91326
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W76-142670                    10,534.872   9.08%    0.08%
MUNICIPAL BOND FUND INVESTOR B                 ARLEAN JENSEN TTEE
                                               ARLEAN JENSEN REVOC
                                               U/A 9/28/98
                                               7268 TIMBERROSE LN
                                               ROSEVILLE, CA 95678
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W73-716812                    10,039.680   8.65%    0.08%
MUNICIPAL BOND FUND INVESTOR B                 OF THE WILKINSON TR
                                               HARMON S WILKINSON
                                               U/A 08/25/93
                                               11228 KEITH DR
                                               WHITTIER, CA 90606
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W88-040959                    11,417.609   9.84%    0.09%
MUNICIPAL BOND FUND INVESTOR B                 JOLENE TUNG
                                               JOHN C TUNG
                                               1370 UNIVERSITY AVE #506
                                               BERKELEY, CA 94702
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W74-148490                    17,338.710   5.62%    0.13%
MUNICIPAL BOND FUND INVESTOR C                 YOLANDA T SICHI
                                               YOLANDA T SICHI
                                               U/A 08/16/04
                                               2555 TODD CT
                                               ARCATA, CA 95521
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W89-097268                    26,468.395   8.58%    0.20%
MUNICIPAL BOND FUND INVESTOR C                 ALLAN J CHRISTIE
                                               PAM J CHRISTIE
                                               4455 BURNEY WAY
                                               FREMONT, CA 94538
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W80-240370                    27,505.550   8.92%    0.21%
MUNICIPAL BOND FUND INVESTOR C                 JOAN L ALFLEN TTEE
                                               THE JOAN L ALFLEN TR
                                               U/A 9/2/98
                                               504 KNOB HILL
                                               REDONDO BEACH, CA 90277
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W78-027723                    19,695.676   6.38%    0.15%
MUNICIPAL BOND FUND INVESTOR C                 JONI K EVANS
                                               4886 PALO VERDE LANE
                                               RIVERSIDE, CA 92501

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CALIFORNIA INTERMEDIATE        R       NFSC FEBO # W80-134740                    18,197.648   5.90%    0.14%
MUNICIPAL BOND FUND INVESTOR C                 JOHN L KING TTEE
                                               OF JOHN LOWELL KING TR
                                               U/A 8/20/97
                                               24 ELLISWORTH AISLE
                                               IRVINE, CA 92620
NATIONS CALIFORNIA INTERMEDIATE        R       BANK OF AMERICA NA                    11,860,019.528  99.45%   91.82%
MUNICIPAL BOND FUND PRIMARY A                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS CALIFORNIA MUNICIPAL BOND      R       NFSC FEBO # W91-686131 ESHAGH             62,285.942   5.95%    0.18%
FUND INVESTOR B                                ESHAGHADEH
                                               631 S OLIVE ST #555 & 565
                                               LOS ANGELES, CA 90014
NATIONS CALIFORNIA MUNICIPAL BOND      R       NFSC FEBO # W89-610682                    34,690.777   7.37%    0.10%
FUND INVESTOR C                                DENNIS REN YEON WONG
                                               1262 TAINAN PL
                                               SAN JOSE, CA 95131
NATIONS CALIFORNIA MUNICIPAL BOND      R       NFSC FEBO # W78-095800                    27,488.816   5.84%    0.08%
FUND INVESTOR C                                VINVESTORI AND ELLSWORTHE TTEE
                                               THE VINCI & ELLSWORTHE LIVING
                                               TRST
                                               1945 E RENEE CIR
                                               PALM SPRINGS, CA 92264
NATIONS CALIFORNIA MUNICIPAL BOND      R       NFSC FEBO # W86-075507 JOSE L             31,793.719   6.75%    0.09%
FUND INVESTOR C                                MAZON
                                               NORMA MAZON
                                               1293 GAYWOOD ST
                                               SAN DIEGO, CA 92154
NATIONS CALIFORNIA MUNICIPAL BOND      B       MERRILL LYNCH, PIERCE, FENNER &          127,259.748  27.04%    0.36%
FUND INVESTOR C                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS CALIFORNIA MUNICIPAL BOND      R       NFSC FEBO # W80-074063                    23,828.007   5.06%    0.07%
FUND INVESTOR C                                THE MANUEL & JUDIE PEREZ TRUST
                                               MANUEL PEREZ
                                               U/A 02/06/1991
                                               PO BOX 3405
                                               CITY OF INDUSTRY, CA 91744
NATIONS CALIFORNIA MUNICIPAL BOND      R       BANK OF AMERICA NA ATTN FUNDS         17,413,309.502  98.38%   49.02%
FUND PRIMARY A                                 ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CALIFORNIA TAX-EXEMPT          B       NATIONAL FINANCIAL FOR THE           464,613,481.300  94.49%   22.19%
RESERVES ADVISER CLASS                         EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS CALIFORNIA TAX-EXEMPT          R       M F SALTA AND JANET LYN SALTA TTS     21,897,451.340  14.86%    1.05%
RESERVES CAPITAL CLASS                         THE SALTA COMMUNITY PROPERTY
                                               TRUST
                                               P O BOX 6025
                                               LAKEWOOD, CA 90714
NATIONS CALIFORNIA TAX-EXEMPT          R       NFSC FEBO # P59-000744 PIONEER        11,837,465.180   8.03%    0.57%
RESERVES CAPITAL CLASS                         PHOTO ALBUMS INC
                                               9801 DEERING AVENUE
                                               CHATSWORTH, CA 91311
NATIONS CALIFORNIA TAX-EXEMPT          R       NFSC FEBO # P61-086770 LOCKBOX        10,684,963.020   7.25%    0.51%
RESERVES CAPITAL CLASS                         ONE LLC
                                               400 BAYWAY
                                               SAN RAFAEL, CA 94901
NATIONS CALIFORNIA TAX-EXEMPT          R       BANC OF AMERICA SECURITIES LLC        43,585,977.750  29.59%    2.08%
RESERVES CAPITAL CLASS                         OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS CALIFORNIA TAX-EXEMPT          B       NATIONAL FINANCIAL FOR THE           690,656,413.790  99.99%   32.98%
RESERVES DAILY CLASS                           EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS CALIFORNIA TAX-EXEMPT          B       NATIONAL FINANCIAL FOR THE            89,752,651.220  95.06%    4.29%
RESERVES INSTITUTIONAL CLASS                   EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS CALIFORNIA TAX-EXEMPT          R       NFSC FEBO # W75-046051                     6,540.520  99.98%    0.00%
RESERVES INVESTOR B                            STACY D SCHMIDT
                                               4272 24TH ST
                                               SAN FRANCISCO, CA 94114
NATIONS CALIFORNIA TAX-EXEMPT          B       NATIONAL FINANCIAL FOR THE           263,795,525.970  99.06%   12.60%
RESERVES INVESTOR CLASS                        EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CALIFORNIA TAX-EXEMPT          R       BANC OF AMERICA SECURITIES LLC        25,362,503.090  100.00%   1.21%
RESERVES LIQUIDITY CLASS                       OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS CALIFORNIA TAX-EXEMPT          R       BANK OF AMERICA NA ATTN FUNDS        362,249,300.060  95.73%   17.30%
RESERVES TRUST CLASS                           ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS CASH RESERVES ADVISER          B       BANK OF AMERICA OF TEXAS NA NA     3,075,664,860.750  27.69%    5.97%
CLASS                                          CUST GLOBAL FINANCE SWEEP
                                               CUSTOMERS
                                               ATTN: STEVEN EDWARDS
                                               1201 MAIN ST TX1-609-21-04
                                               DALLAS, TX 75202
NATIONS CASH RESERVES ADVISER          R       BANK OF AMERICA NA SWP DISBURSEM   5,190,000,000.000  46.73%   10.07%
CLASS                                          NC BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS CASH RESERVES ADVISER          R       BANC OF AMERICA SECURITIES LLC     1,459,449,731.210  13.14%    2.83%
CLASS                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS CASH RESERVES CAPITAL          R       CHICAGO MERCANTILE EXCHANGE INC    1,004,594,784.020   5.07%    1.95%
CLASS                                          FIRM ACCOUNT
                                               FINANCE/TREASURY-8N
                                               30 S WACKER DRIVE
                                               CHICAGO, IL 60606
NATIONS CASH RESERVES CAPITAL          B       BANC OF AMERICA LLC                9,829,421,500.760  49.69%   19.06%
CLASS                                          ATTN MUTUAL FUNDS
                                               600 MONTGOMERY ST
                                               SAN FRANCISCO, CA 94111
NATIONS CASH RESERVES CAPITAL          R       BANK OF AMERICA NA                 3,732,201,206.030  18.86%    7.24%
CLASS                                          ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CASH RESERVES DAILY CLASS      B       NATIONAL FINANCIAL SERVICES CORP   9,567,680,361.050  99.66%   18.56%
                                               FBO OF OUR EXCLUSIVE CUSTOMERS
                                               ATTN MUTUAL FUND DEPT
                                               5TH FLR
                                               ONE WORLD FINANCIAL CENTER
                                               200 LIBERTY ST FL FLR
                                               NEW YORK, NY 10281
NATIONS CASH RESERVES                  B       NATIONAL FINANCIAL FOR THE           379,782,103.070   8.58%    0.74%
INSTITUTIONAL CLASS                            EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS CASH RESERVES                  R       BANC OF AMERICA SECURITIES LLC     3,729,595,446.520  84.29%    7.23%
INSTITUTIONAL CLASS                            OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS CASH RESERVES INVESTOR A       B       NATIONAL FINANCIAL FOR THE           242,679,853.020  93.17%    0.47%
                                               EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS CASH RESERVES INVESTOR C       R       NFSC FEBO # W38-121509 TRICERAT          115,000.000   5.20%    0.00%
                                               INC
                                               10320 LITTLE PATUXENT PKWY
                                               STE 304
                                               COLUMBIA, MD 21044
NATIONS CASH RESERVES INVESTOR C       R       UBS FINANCIAL SERVICES INC. FBO          145,059.470   6.56%    0.00%
                                               DONALD FRANCESE &
                                               PATRICIA FRANCESE JTWROS
                                               30 LONGRIDGE ROAD
                                               MONTVALE, NJ 07645-1036
NATIONS CASH RESERVES INVESTOR C       R       NFSC FEBO # W19-233927                   211,099.900   9.55%    0.00%
                                               ROBERT M CHAIKIN TTEE
                                               DR ROBERT MURRAY CHAIKIN REV T
                                               U/A 12/9/94
                                               1512 SE 12TH COURT
                                               FT LAUDERDALE, FL 33316
NATIONS CASH RESERVES INVESTOR C       R       NFSC FEBO # W74-087998                   110,787.260   5.01%    0.00%
                                               THOMAS B SHEPARD
                                               221 WEST STREET
                                               SAUSALITO, CA 94965

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CASH RESERVES INVESTOR C       R       NFSC FEBO # W77-926299                   199,639.450   9.03%    0.00%
                                               SANDRA M DANIELS
                                               TOD CHARLES A DANIELS
                                               TOD KEVIN L DANIELS
                                               37412 174TH AV SE
                                               AUBURN, WA 98092
NATIONS CASH RESERVES INVESTOR C       R       NFSC FEBO # W19-233587                   223,115.860  10.09%    0.00%
                                               ROBERT M CHAIKIN
                                               ACCT: DI2
                                               1512 SE 12TH CT
                                               FORT LAUDERDALE, FL 33316
NATIONS CASH RESERVES INVESTOR         B       NATIONAL FINANCIAL FOR THE           381,450,458.130  22.50%    0.74%
CLASS                                          EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS CASH RESERVES INVESTOR         R       THE BANK OF NEW YORK                 162,959,825.790   9.61%    0.32%
CLASS                                          ATTN FRANK NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS CASH RESERVES INVESTOR         R       BANC OF AMERICA SECURITIES LLC     1,091,370,551.080  64.39%    2.12%
CLASS                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS CASH RESERVES LIQUIDITY        R       BANC OF AMERICA SECURITIES LLC     1,092,486,535.820  99.43%    2.12%
CLASS                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS CASH RESERVES MARISCO          R       UMB FUND SERVICES INC                 10,036,563.680  100.00%   0.02%
CLASS                                          AS AGENT FOR MARSICO FUNDS INC
                                               803 W MICHIGAN ST SUITE A
                                               MILWAUKEE, WI 53233-2301
NATIONS CASH RESERVES MARKET           R       LESLIE PEDERSEN LUNDT MD CHTD              1,898.350  62.34%    0.00%
CLASS                                          223 W STATE ST
                                               BOISE, ID 83702
NATIONS CASH RESERVES MARKET           R       BANC OF AMERICA SECURITIES LLC             1,096.520  36.00%    0.00%
CLASS                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS CASH RESERVES TRUST CLASS      R       BANK OF AMERICA NA                 3,470,916,262.410  97.54%    6.73%
                                               ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS CONVERTIBLE SECURITIES         B       MERRILL LYNCH, PIERCE, FENNER &          562,422.410   6.58%    0.62%
FUND INVESTOR B                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS CONVERTIBLE SECURITIES         B       MERRILL LYNCH, PIERCE, FENNER &        1,633,308.449  42.01%    1.82%
FUND INVESTOR C                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS CONVERTIBLE SECURITIES         R       BANK OF AMERICA NA                    50,578,744.617  91.94%   56.43%
FUND PRIMARY A                                 ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS FLORIDA INTERMEDIATE           B       MERRILL LYNCH, PIERCE, FENNER &          164,802.531  10.51%    0.88%
MUNICIPAL BOND FUND INVESTOR A                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS FLORIDA INTERMEDIATE           R       NFSC FEBO # P96-001325                    87,039.824   5.55%    0.46%
MUNICIPAL BOND FUND INVESTOR A                 GUILLERMO M MIRANDA TTEE
                                               IA ADELAIDA M MIRANDA QTIP
                                               U/A 2/14/94
                                               410 LEUCADENDRA DRIVE
                                               CORAL GABLES, FL 33156
NATIONS FLORIDA INTERMEDIATE           B       MERRILL LYNCH, PIERCE, FENNER &          131,834.466  19.60%    0.70%
MUNICIPAL BOND FUND INVESTOR B                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS FLORIDA INTERMEDIATE           B       MERRILL LYNCH, PIERCE, FENNER &          584,936.757  70.43%    3.11%
MUNICIPAL BOND FUND INVESTOR C                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS FLORIDA INTERMEDIATE           R       BANK OF AMERICA NA                    15,214,804.352  96.70%   80.92%
MUNICIPAL BOND FUND PRIMARY A                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS FLORIDA MUNICIPAL BOND         R       A G EDWARDS & SONS INC FBO               209,812.373   5.45%    2.14%
FUND INVESTOR A                                ROBIN MELVA ANDERSON DVM
                                               A/C 0085-005146
                                               ONE NORTH JEFFERSON
                                               ST LOUIS, MO 63103-2287
NATIONS FLORIDA MUNICIPAL BOND         B       MERRILL LYNCH, PIERCE, FENNER &           75,193.463   8.26%    0.77%
FUND INVESTOR B                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS FLORIDA MUNICIPAL BOND         R       NFSC FEBO # W32-228419                     5,173.275   9.45%    0.05%
FUND INVESTOR C                                MARTHA TAYLOR TTEE
                                               SAVAGE ROAD TRUST
                                               U/A 3/17/03
                                               PO BOX 689
                                               LAKE WALES, FL 33859
NATIONS FLORIDA MUNICIPAL BOND         B       MERRILL LYNCH, PIERCE, FENNER &           48,335.008  88.35%    0.49%
FUND INVESTOR C                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS FLORIDA MUNICIPAL BOND         R       BANK OF AMERICA NA                     4,711,943.267  94.71%   48.17%
FUND PRIMARY A                                 ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS GEORGIA INTERMEDIATE           B       MERRILL LYNCH, PIERCE, FENNER &          250,527.936  12.08%    1.80%
MUNICIPAL BOND FUND INVESTOR A                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS GEORGIA INTERMEDIATE           R       FIRST CLEARING, LLC                      254,882.288  12.29%    1.83%
MUNICIPAL BOND FUND INVESTOR A                 A/C 2110-7902
                                               DERST INVESTORESTMENTS LP
                                               10700 WHEAT FIRST DRIVE
                                               GLEN ALLEN, VA 23060
NATIONS GEORGIA INTERMEDIATE           R       NFSC FEBO # W27-060054                   135,257.879   6.52%    0.97%
MUNICIPAL BOND FUND INVESTOR A                 RICHARD M CORBETT
                                               SILVIA CORBETT
                                               5960 BRAODWATER TRAIL
                                               CUMMING, GA 30040

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS GEORGIA INTERMEDIATE           R       NFSC FEBO # W14-652571                    49,680.295  12.98%    0.36%
MUNICIPAL BOND FUND INVESTOR C                 LETTY C CAGLE
                                               DOUGLAS CAGLE
                                               P.O. BOX 4664
                                               ATLANTA, GA 30302
NATIONS GEORGIA INTERMEDIATE           B       MERRILL LYNCH, PIERCE, FENNER &           36,967.365   9.66%    0.27%
MUNICIPAL BOND FUND INVESTOR C                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS GEORGIA INTERMEDIATE           R       BANK OF AMERICA NA                    10,757,440.556  99.48%   77.39%
MUNICIPAL BOND FUND PRIMARY A                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS GEORGIA INTERMEDIATE           R       FIRST CLEARING CORPORATION               185,087.267   8.93%    1.33%
MUNICIPAL BOND FUND INVESTOR A                 A/C 5941-4811
                                               LYLES W SANDERS &
                                               MARY C SANDERS JT/WROS
                                               2305 WELTON PL
                                               DUNWOODY, GA 30338-5344
NATIONS GEORGIA INTERMEDIATE           R       LEGG MASON WOOD                           33,914.997   5.35%    0.24%
MUNICIPAL BOND FUND INVESTOR B                 WALKER INC.
                                               288-01806-13
                                               PO BOX 1476
                                               BALTIMORE, MD 21202
NATIONS GEORGIA INTERMEDIATE           R       NFSC FEBO # N23-542849                    21,389.006   5.59%    0.15%
MUNICIPAL BOND FUND INVESTOR C                 ANNA L BROOKINS
                                               3214 MARICOPA DR
                                               COLUMBUS, GA 31907
NATIONS GLOBAL VALUE FUND              B       MERRILL LYNCH, PIERCE, FENNER &        4,125,339.790  37.81%   12.18%
INVESTOR A                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS GLOBAL VALUE FUND              B       MERRILL LYNCH, PIERCE, FENNER &          687,179.666  22.88%    2.02%
INVESTOR B                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS GLOBAL VALUE FUND              B       MERRILL LYNCH, PIERCE, FENNER &        2,831,308.274  32.86%    8.36%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS GLOBAL VALUE FUND              R       A G EDWARDS & SONS INC C/F               541,296.275   6.28%    1.59%
INVESTOR C                                     JAMES D TILFORD, III
                                               IRA ACCOUNT
                                               4565 HARVEST BLVD
                                               SEMMES, AL 36575-4461
NATIONS GLOBAL VALUE FUND PRIMARY      R       BANK OF AMERICA NA                     9,297,240.069  82.04%   27.45%
A                                              ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS GOVERNMENT RESERVES            B       NATIONAL FINANCIAL FOR THE           183,394,191.140  19.77%    4.09%
ADVISER CLASS                                  EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS GOVERNMENT RESERVES            R       BANK OF AMERICA NA SWP DISBURSEM     417,000,000.000  44.95%    9.30%
ADVISER CLASS                                  NC
                                               BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES            R       BANC OF AMERICA SECURITIES LLC       290,553,768.250  31.32%    6.48%
ADVISER CLASS                                  OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES            R       BANK OF AMERICA NA                   101,145,307.330   7.65%    2.26%
CAPITAL CLASS                                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS GOVERNMENT RESERVES            R       BANC OF AMERICA SECURITIES LLC     1,120,797,113.430  84.78%   24.99%
CAPITAL CLASS                                  OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES DAILY      B       NATIONAL FINANCIAL FOR THE           358,479,185.870  99.99%    7.99%
CLASS                                          EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS GOVERNMENT RESERVES            B       NATIONAL FINANCIAL FOR THE           131,341,355.560  21.29%    2.93%
INSTITUTIONAL CLASS                            EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS GOVERNMENT RESERVES            R       BANC OF AMERICA SECURITIES LLC       475,686,644.590  77.10%   10.61%
INSTITUTIONAL CLASS                            OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES            R       NFSC FEBO # W79-225380                 2,064,129.890   7.68%    0.05%
INVESTOR A                                     ABUD NAGAR
                                               EMILIA BUCAY DE NAGAR
                                               EDUARDO NAGAR
                                               835 N SEPULVEDA BL
                                               EL SEGUNDO, CA 90245
NATIONS GOVERNMENT RESERVES            R       NFSC FEBO # W77-708283                 2,330,147.840   8.67%    0.05%
INVESTOR A                                     KATHERINE A BINDER
                                               WILLIAM P BINDER
                                               90 CASCADE KEY
                                               BELLEVUE, WA 98006
NATIONS GOVERNMENT RESERVES            R       BANC OF AMERICA SECURITIES LLC        17,291,015.550  64.38%    0.39%
INVESTOR A                                     OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES            R       DEAN WITTER FOR THE BENEFIT OF            50,463.940   8.52%    0.00%
INVESTOR B                                     GEORGE K BERNSTEIN
                                               PO BOX 250 CHURCH STREET STATION
                                               NEW YORK, NY 10008-0250
NATIONS GOVERNMENT RESERVES            R       NFSC FEBO # W69-295191                    42,601.250   7.19%    0.00%
INVESTOR B                                     FRANKLYN A ROACH
                                               404 SEASPRAY LANE
                                               PONTE VEDRA BEACH, FL 32082
NATIONS GOVERNMENT RESERVES            R       DEAN WITTER FOR THE BENEFIT OF           195,306.090  32.98%    0.00%
INVESTOR B                                     CARYL S BERNSTEIN
                                               PO BOX 250 CHURCH STREET STATION
                                               NEW YORK, NY 10008-0250
NATIONS GOVERNMENT RESERVES            R       MORGAN STANLEY DW INC CUST FOR           131,990.290  22.28%    0.00%
INVESTOR B                                     GEORGE K BERNSTEIN
                                               PO BOX 250 CHURCH STREET STATION
                                               NEW YORK, NY 10008-0250

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS GOVERNMENT RESERVES            B       NATIONAL FINANCIAL FOR THE           165,503,553.090  31.79%    3.69%
INVESTOR CLASS                                 EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS GOVERNMENT RESERVES            R       BANC OF AMERICA SECURITIES LLC       326,109,465.500  62.65%    7.27%
INVESTOR CLASS                                 OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES            R       BANK OF AMERICA NA SWP DISBURSEM      67,000,000.000  15.26%    1.49%
LIQUIDITY CLASS                                NC
                                               BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES            R       BANC OF AMERICA SECURITIES LLC       371,912,762.460  84.73%    8.29%
LIQUIDITY CLASS                                OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS GOVERNMENT RESERVES TRUST      R       BANK OF AMERICA NA                   271,255,759.750  99.48%    6.05%
CLASS                                          ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS GOVERNMENT SECURITIES          B       MERRILL LYNCH, PIERCE, FENNER &           36,985.307  32.45%    0.23%
FUND INVESTOR C                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS GOVERNMENT SECURITIES          R       NFSC FEBO # W86-168254 ANNA M             21,046.930  18.46%    0.13%
FUND INVESTOR C                                BLEDSOE
                                               410 WEAVER HILL RD
                                               W GREENWICH, RI 02817
NATIONS GOVERNMENT SECURITIES          R       BANK OF AMERICA NA ATTN FUNDS          8,377,008.531  99.24%   52.56%
FUND PRIMARY A                                 ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS HIGH YIELD BOND FUND           B       CHARLES SCHWAB & CO INC                1,689,428.051   9.47%    1.44%
INVESTOR A                                     SPECIAL CUSTODY ACCOUNT
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN MUTUAL FUNDS
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104
NATIONS HIGH YIELD BOND FUND           B       MERRILL LYNCH, PIERCE, FENNER &          747,295.152   5.14%    0.64%
INVESTOR B                                     SMITH INC
                                               FOR THE SOLE BENEFIT OF ITS
                                               CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS HIGH YIELD BOND FUND           B       MERRILL LYNCH, PIERCE, FENNER &        1,282,206.176  21.76%    1.09%
INVESTOR C                                     SMITH INC
                                               FOR THE SOLE BENEFIT OF ITS
                                               CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS HIGH YIELD BOND FUND           R       BANK OF AMERICA NA                    64,695,223.363  81.64%   55.07%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS INTERMEDIATE BOND FUND         R       UNION BACK TR NOMINEE                    176,118.742   7.45%    0.26%
INVESTOR A                                     FBO MASEK, FAMILY TR FIXED-AGENCY
                                               TR# 6700005660
                                               PO BOX 85484
                                               SAN DIEGO, CA 92186
NATIONS INTERMEDIATE BOND FUND         B       MERRILL LYNCH, PIERCE, FENNER &          216,611.413  65.54%    0.32%
INVESTOR C                                     SMITH INC
                                               FOR THE SOLE BENEFIT OF ITS
                                               CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERMEDIATE BOND FUND         B       MERRILL LYNCH, PIERCE, FENNER &           98,487.668  10.11%    0.14%
INVESTORS B                                    SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERMEDIATE BOND FUND         R       BANK OF AMERICA NA                    64,640,322.772  99.48%   94.17%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS INTERMEDIATE MUNICIPAL         B       MERRILL LYNCH, PIERCE, FENNER &          231,319.061   6.65%    0.14%
BOND FUND INVESTOR A                           SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERMEDIATE MUNICIPAL         R       WILBRANCH & CO ATTN MUTUAL FUNDS         331,771.301   9.54%    0.20%
BOND FUND INVESTOR A                           PROCESSING
                                               PO BOX 2887
                                               WILSON, NC 27894-2887
NATIONS INTERMEDIATE MUNICIPAL         R       MORI & CO                                196,769.664   5.65%    0.12%
BOND FUND INVESTOR A                           ATTN MUTUAL FUNDS OPERATIONS
                                               PO BOX 13366 TBTS-2
                                               KANSAS CITY, MO 64199-3366
NATIONS INTERMEDIATE MUNICIPAL         R       NFSC FEBO # W27-071226                    26,861.520   6.00%    0.02%
BOND FUND INVESTOR B                           JAMES H CROSSINGHAM
                                               HELEN H CROSSINGHAM
                                               PO BOX 988
                                               MT AIRY, NC 27030
NATIONS INTERMEDIATE MUNICIPAL         R       NFSC FEBO # W15-626244                    23,026.001   5.14%    0.01%
BOND FUND INVESTOR B                           ROBERT J EVANS
                                               OLLIE P EVANS
                                               MARY HELEN SCHULTE
                                               11910 CHAMPION LAKE CT
                                               HERNDON, VA 20170
NATIONS INTERMEDIATE MUNICIPAL         B       MERRILL LYNCH, PIERCE, FENNER &           80,501.426  17.99%    0.05%
BOND FUND INVESTOR B                           SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERMEDIATE MUNICIPAL         B       MERRILL LYNCH, PIERCE, FENNER &          266,998.111  61.47%    0.16%
BOND FUND INVESTOR C                           SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERMEDIATE MUNICIPAL         R       BANK OF AMERICA NA ATTN FUNDS        163,869,658.647  99.23%   96.68%
BOND FUND PRIMARY A                            ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS INTERNATIONAL EQUITY FUND      B       MERRILL LYNCH, PIERCE, FENNER &          126,888.823   5.82%    0.15%
INVESTOR A                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS INTERNATIONAL EQUITY FUND      B       MERRILL LYNCH, PIERCE, FENNER &           98,333.958  49.60%    0.11%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERNATIONAL EQUITY FUND      R       PATTERSON & CO FBO                        13,747.415   6.93%    0.01%
INVESTOR C                                     HIGHTOWER CONSTRUCTION 401K PLAN
                                               2055899140 NC-1151
                                               1525 WEST WT HARRIS BLVD
                                               CHARLOTTE, NC 28288-1151
NATIONS INTERNATIONAL EQUITY FUND      R       NATIONAL PHILANTHROPIC TRUST              13,142.167   6.63%    0.01%
INVESTOR C                                     ATTN: ACCOUNTING DEPARTMENT
                                               165 TOWNSHIP LINE ROAD
                                               SUITE #150
                                               JENKINTOWN, PA 19046-3594
NATIONS INTERNATIONAL EQUITY FUND      R       A G EDWARDS & SONS CUSTODIAN FOR          12,680.619   6.39%    0.01%
INVESTOR C                                     NICOLE JERMAIN
                                               ROTH IRA ACCOUNT
                                               6202 BERQUIST AVE.
                                               WOODLAND HILL, CA 91367-1508
NATIONS INTERNATIONAL EQUITY FUND      R       BANK OF AMERICA NA TTEE BANK OF        9,325,777.069  11.46%   11.03%
PRIMARY A                                      AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS INTERNATIONAL EQUITY FUND      R       BANK OF AMERICA NA                    66,103,076.087  81.27%   78.23%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS INTERNATIONAL VALUE FUND       R       FIDELITY INVESTORESTMENTS INST         2,268,987.241   5.65%    1.33%
INVESTORS A                                    OPERATIONS CO INC (FIIOC) AS
                                               AGENT FOR GRIZZARD ADVERTISING
                                               401K
                                               PLAN 10308
                                               100 MAGELLAN WAY KW1C
                                               COVINGTON, KY 41015
NATIONS INTERNATIONAL VALUE FUND       R       CONNECTICUT GENERAL LIFE INS CO        4,259,605.760  10.62%    2.51%
INVESTORS A                                    ATTN HECTOR FLORES H18D
                                               280 TRUMBULL ST
                                               HARTFORD, CT 06103
NATIONS INTERNATIONAL VALUE FUND       B       MERRILL LYNCH, PIERCE, FENNER &        6,504,927.843  16.22%    3.83%
INVESTORS A                                    SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS INTERNATIONAL VALUE FUND       R       NORTHERN TRUST AS CUSTODIAN FBO        4,745,996.682  11.83%    2.80%
INVESTORS A                                    PINELLAS COUNTY EDUCATION
                                               FOUNDATION-FE ACCT 40307254
                                               0333020
                                               P O BOX 92956
                                               CHICAGO, IL 60675
NATIONS INTERNATIONAL VALUE FUND       B       CHARLES SCHWAB & CO INC                5,296,295.036  13.21%    3.12%
INVESTORS A                                    SPECIAL CUSTODY ACCOUNT FOR
                                               BENEFIT OF CUSTOMERS
                                               ATTN MUTUAL FUNDS
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104
NATIONS INTERNATIONAL VALUE FUND       B       MERRILL LYNCH, PIERCE, FENNER &          755,464.653  14.35%    0.44%
INVESTORS B                                    SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERNATIONAL VALUE FUND       B       MERRILL LYNCH, PIERCE, FENNER &        2,359,639.068  30.13%    1.39%
INVESTORS C                                    SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS INTERNATIONAL VALUE FUND       R       A G EDWARDS & SONS INC C/F               503,746.688   6.43%    0.29%
INVESTORS C                                    RAMONA M. STRIEKER
                                               ROLLOVER IRA ACCOUNT
                                               914 AUBURN CT.
                                               FAIRVIEW HGTS, IL 62208-3797
NATIONS INTERNATIONAL VALUE FUND       B       CHARLES SCHWAB & CO INC               16,573,109.333  14.25%    9.78%
PRIMARY A                                      SPECIAL CUSTODY ACCOUNT FOR
                                               BENEFIT OF CUSTOMERS
                                               ATTN MUTUAL FUNDS
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104
NATIONS INTERNATIONAL VALUE FUND       R       BANK OF AMERICA NA                    73,516,330.832  63.22%   43.38%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-650668                    94,970.399  22.31%    1.33%
FUND INVESTOR A                                RUSSELL G JOHANSEN MARITAL TRUST
                                               DOROTHY D JOHANSEN TTEE
                                               U/A 09/25/90
                                               9230 E LAKEPOINT
                                               WICHITA, KS 67226

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS KANSAS MUNICIPAL INCOME        R       PRIMEVEST FINANCIAL SERVICES              26,224.162   6.16%    0.37%
FUND INVESTOR A                                (FBO)
                                               JARNAT
                                               10123005
                                               400 FIRST STREET SOUTH SUITE 300
                                               PO BOX 283
                                               ST CLOUD, MN 56302
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-019747                    33,772.502   7.93%    0.47%
FUND INVESTOR A                                GLADYS SNOWBARGER TRUST
                                               GLADYS M SNOWBARGER
                                               U/A 09/18/89
                                               3611 INVESTORERNESS DRIVE
                                               HUTCHINSON, KS 67502
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-019739                   101,263.558  23.78%    1.42%
FUND INVESTOR A                                EVERETT SNOWBARGER TRUST
                                               EVERETT SNOWBARGER
                                               U/A 09/18/89
                                               3611 INVESTORERNESS DRIVE
                                               HUTCHINSON, KS 67502
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-082988                     1,966.166   6.14%    0.03%
FUND INVESTOR B                                RICHARD A SCHLITT
                                               LYNETTE A SCHLITT
                                               12020 RIDGEPOINT
                                               WICHITA, KS 67235
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-007030                     2,700.513   8.44%    0.04%
FUND INVESTOR B                                JOAN BERNS TTEE
                                               JOAN BERNS REVOCABLE TRUST
                                               U/A 9/23/96
                                               412 N VINE
                                               PEABODY, KS 66866
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-064327                     6,276.138  19.62%    0.09%
FUND INVESTOR B                                H F OSBOURN
                                               JOANN REAVES OSBOURN
                                               1301 TRINITY DR
                                               NEWTON, KS 67114
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-066290                    10,360.527  32.39%    0.15%
FUND INVESTOR B                                MICHAEL R RESETARITS
                                               59 CROYDON DR.
                                               DEPEW, NY 14043
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-633453                     3,996.004  12.49%    0.06%
FUND INVESTOR B                                OSCAR J FAINTER
                                               MARJORIE H FAINTER
                                               2817 E KINCAID
                                               WICHITA, KS 67211
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-057584                     6,145.130  19.21%    0.09%
FUND INVESTOR B                                WILLIAM F & PHYLLIS E WHITED TRU
                                               WILLIAM F WHITED
                                               U/A 12/07/95
                                               3225 KALLIN AVE
                                               LONG BEACH, CA 90808
NATIONS KANSAS MUNICIPAL INCOME        R       A G EDWARDS & SONS INC FBO                 1,842.954   7.76%    0.03%
FUND INVESTOR C                                MICHAEL A CHARRON &
                                               A/C 0084-738735
                                               ONE NORTH JEFFERSON
                                               ST LOUIS, MO 63103-2287

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS KANSAS MUNICIPAL INCOME        R       A G EDWARDS & SONS INC FBO                 1,400.454   5.90%    0.02%
FUND INVESTOR C                                ALBERT E GRONAU & P A
                                               TTEE ALBERT E GRONAU
                                               A/C 0084-756849
                                               ONE NORTH JEFFERSON
                                               ST LOUIS, MO 63103-2287
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-722014                     9,910.803  41.76%    0.14%
FUND INVESTOR C                                CARROLL A KNOLL
                                               1505 MELANIE LN
                                               GARDEN CITY, KS 67846
NATIONS KANSAS MUNICIPAL INCOME        R       NFSC FEBO # W52-003620                    10,578.145  44.57%    0.15%
FUND INVESTOR C                                EDITH M CRAIG REVOCABLE TRUST
                                               EDITH MARY CRAIG TTEE
                                               CEDAR LAKE VILLAGE
                                               15325 S LONE ELM RD #109
                                               OLATHE, KS 66061
NATIONS KANSAS MUNICIPAL INCOME        R       BANK OF AMERICA NA                     6,630,846.509  99.84%   93.10%
FUND PRIMARY A                                 ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS LARGECAP ENHANCED CORE         B       MERRILL LYNCH, PIERCE, FENNER &          168,132.796  12.12%    0.68%
FUND INVESTOR A                                SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS LARGECAP ENHANCED CORE         R       FLEET NATIONAL BANK                    4,105,084.413  17.79%   16.78%
FUND PRIMARY A                                 FBO NATIONS OMNIBUS C/C
                                               ATTN: VARIOUS
                                               PO BOX 92800
                                               ROCHESTER, NY 14692-8900
NATIONS LARGECAP ENHANCED CORE         R       BANK OF AMERICA NA                    17,724,093.714  76.84%   72.49%
FUND PRIMARY A                                 ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS LARGECAP INDEX FUND            R       DIVERSIFIED INVESTORESTMENT              138,423.488   8.95%    0.23%
INVESTOR A                                     ADVISORS
                                               ATTN: BHEESHAM PERSAUD
                                               MAIL DROP 2-52
                                               4 MANHATTANVILLE ROAD
                                               PURCHASE, NY 10577-2119
NATIONS LARGECAP INDEX FUND            R       BANK OF AMERICA NA TTEE               32,383,756.928  56.61%   55.12%
PRIMARY A                                      BANK OF AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               PO BOX 2518
                                               HOUSTON, TX 77252-2518

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS LARGECAP INDEX FUND            R       BANK OF AMERICA NA ATTN FUNDS         21,980,009.134  38.42%   37.41%
PRIMARY A                                      ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS LIFEGOAL BALANCED GROWTH       B       MERRILL LYNCH, PIERCE, FENNER &        1,001,059.704  20.90%    1.74%
PORTFOLIO INVESTOR C                           SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS LIFEGOAL BALANCED GROWTH       R       BANK OF AMERICA NA TTEE               17,562,169.490  93.42%   30.63%
PORTFOLIO PRIMARY A                            BANK OF AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS LIFEGOAL GROWTH PORTFOLIO      R       STATE STREET BANK & TRUST CO TTEE        160,087.432   6.00%    0.54%
INVESTOR C                                     FBO COASTGEAR & COMPANY
                                               ATTN: KEVIN SMITH
                                               105 ROSEMONT AVE
                                               WESTWOOD, MA 02090
NATIONS LIFEGOAL GROWTH PORTFOLIO      B       MERRILL LYNCH, PIERCE, FENNER &          366,038.373  13.73%    1.24%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS LIFEGOAL GROWTH PORTFOLIO      R       DIVERSIFIED INVESTORESTMENT              564,286.448   5.51%    1.91%
PRIMARY A                                      ADVISORS
                                               ATTN: BHEESHAM PERSAUD
                                               MAIL DROP 2-52
                                               4 MANHATTANVILLE ROAD
                                               PURCHASE, NY 10577-2119
NATIONS LIFEGOAL GROWTH PORTFOLIO      R       BANK OF AMERICA NA TTEE                9,121,973.862  89.11%   30.95%
PRIMARY A                                      BANK OF AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS LIFEGOAL GROWTH PORTFOLIO      R       BANK OF AMERICA NA                       549,710.581   5.37%    1.86%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS LIFEGOAL INCOME AND            R       STATE STREET BANK & TRUST CO TTEE        136,969.935   8.30%    8.30%
GROWTH PORTFOLIO INVESTOR C                    FBO COASTGEAR & COMPANY
                                               ATTN: KEVIN SMITH
                                               105 ROSEMONT AVE
                                               WESTWOOD, MA 02090

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS LIFEGOAL INCOME AND            B       MERRILL LYNCH, PIERCE, FENNER &          233,422.982  14.15%   14.15%
GROWTH PORTFOLIO INVESTOR C                    SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS LIFEGOAL INCOME AND            R       DIVERSIFIED INVESTORESTMENT            1,271,831.731  25.25%   25.25%
GROWTH PORTFOLIO PRIMARY A                     ADVISORS
                                               ATTN: BHEESHAM PERSAUD
                                               MAIL DROP 2-52
                                               4 MANHATTANVILLE ROAD
                                               PURCHASE, NY 10577-2119
NATIONS LIFEGOAL INCOME AND            R       BANK OF AMERICA NA TTEE                3,558,895.344  70.66%   70.66%
GROWTH PORTFOLIO PRIMARY A                     BANK OF AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS LIFEGOAL INCOME PORTFOLIO      R       NFSC FEBO # W53-098469                   193,454.739   6.34%    3.56%
INVESTOR A                                     THE ELLA CAROTHERS DUNNEGAN
                                               GALLERY OF ART
                                               PO BOX 468
                                               BOLIVAR, MO 65613
NATIONS LIFEGOAL INCOME PORTFOLIO      R       NFSC FEBO # W14-212369                   170,782.635   5.59%    3.14%
INVESTOR A                                     W STANLEY MARTIN EX
                                               E/O MAUREEN MARTIN
                                               3959 ROMAN COURT
                                               TUCKER, GA 30084
NATIONS LIFEGOAL INCOME PORTFOLIO      R       BANK OF AMERICA NA                        76,048.843  99.99%    1.40%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MARSICO 21ST CENTURY FUND      R       CITY NATIONAL BANK                     2,199,893.179  20.10%    8.40%
INVESTOR A                                     A/C #110001100
                                               PHJ & W DEF CONTRIBUTION
                                               RETIREMENT PLAN
                                               12555 W JEFFERSON BLVD
                                               LOS ANGELES, CA 90066
NATIONS MARSICO 21ST CENTURY FUND      B       MERRILL LYNCH, PIERCE, FENNER &        1,550,718.485  14.17%    5.92%
INVESTOR A                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO 21ST CENTURY FUND      B       CHARLES SCHWAB & CO INC SPECIAL        2,172,085.665  19.85%    8.30%
INVESTOR A                                     CUSTODY ACCOUNT FOR BENEFIT OF
                                               CUSTOMERS
                                               ATTN MUTUAL FUNDS
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MARSICO 21ST CENTURY FUND      B       MERRILL LYNCH, PIERCE, FENNER &          585,698.887  11.06%    2.23%
INVESTOR B                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO 21ST CENTURY FUND      B       MERRILL LYNCH, PIERCE, FENNER &          976,899.976  39.95%    3.73%
INVESTOR C                                     SMITH INC
                                               FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO 21ST CENTURY FUND      R       FLEET NATIONAL BANK                      484,263.813   6.46%    1.85%
PRIMARY A                                      FBO NATIONS OMNIBUS C/C
                                               ATTN: VARIOUS
                                               P O BOX 92800
                                               ROCHESTER, NY 14692-8900
NATIONS MARSICO 21ST CENTURY FUND      R       BANK OF AMERICA NA                     6,882,227.863  91.89%   26.29%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MARSICO FOCUSED EQUITIES       B       MERRILL LYNCH, PIERCE, FENNER &       23,367,997.900  36.42%   14.75%
FUND INVESTOR A                                SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO FOCUSED EQUITIES       B       MERRILL LYNCH, PIERCE, FENNER AND      5,490,597.494  17.04%    3.46%
FUND INVESTOR B                                S
                                               FOR BENEFIT OF: DR HOPE B HELFELD
                                               2
                                               900-204 BRIARMILL TRAIL
                                               152620363
NATIONS MARSICO FOCUSED EQUITIES       B       MERRILL LYNCH, PIERCE, FENNER &       13,183,055.689  59.17%    8.32%
FUND INVESTOR C                                SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO FOCUSED EQUITIES       R       NATIONS LIFEGOAL PORTFOLIO INC         3,723,878.991   9.37%    2.35%
FUND PRIMARY A                                 LIFEGOAL BALANCED GROWTH
                                               PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MARSICO FOCUSED EQUITIES       R       NATIONS LIFEGOAL PORTFOLIO INC         3,885,538.818   9.78%    2.45%
FUND PRIMARY A                                 LIFEGOAL GROWTH PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS MARSICO FOCUSED EQUITIES       R       BANK OF AMERICA NA TTEE BANK OF        7,708,607.105  19.40%    4.86%
FUND PRIMARY A                                 AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS MARSICO FOCUSED EQUITIES       R       BANK OF AMERICA NA ATTN FUNDS         20,007,757.833  50.36%   12.63%
FUND PRIMARY A                                 ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MARSICO GROWTH FUND            B       MERRILL LYNCH, PIERCE, FENNER &       18,196,884.298  41.30%   17.64%
INVESTOR A                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO GROWTH FUND            B       MERRILL LYNCH, PIERCE, FENNER &        2,133,583.313  17.51%    2.06%
INVESTOR B                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO GROWTH FUND            B       MERRILL LYNCH, PIERCE, FENNER &       13,370,570.871  79.80%   12.96%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO GROWTH FUND            R       FLEET NATIONAL BANK FBO NATIONS        3,207,551.507  10.64%    3.11%
PRIMARY A                                      OMNIBUS C/C
                                               ATTN: VARIOUS
                                               P O BOX 92800
                                               ROCHESTER, NY 14692-8900
NATIONS MARSICO GROWTH FUND            R       BANK OF AMERICA NA ATTN FUNDS         24,774,276.559  82.19%   24.02%
PRIMARY A                                      ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MARSICO INTERNATIONAL          B       MERRILL LYNCH, PIERCE, FENNER &          684,193.650  20.94%    0.87%
OPPORTUNITIES FUND INVESTOR A                  SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO INTERNATIONAL          B       MERRILL LYNCH, PIERCE, FENNER &          153,575.289  12.31%    0.19%
OPPORTUNITIES FUND INVESTOR B                  SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO INTERNATIONAL          B       MERRILL LYNCH, PIERCE, FENNER &          608,503.879  44.91%    0.77%
OPPORTUNITIES FUND INVESTOR C                  SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARSICO INTERNATIONAL          R       A G EDWARDS & SONS INC C/F ROGER          80,787.766   5.96%    0.10%
OPPORTUNITIES FUND INVESTOR C                  ROBY
                                               SEP IRA ACCOUNT
                                               75 072 GLENEAGLE CIRCLE
                                               INDIAN WELLS, CA 92210-7646
NATIONS MARSICO INTERNATIONAL          R       FLEET NATIONAL BANK                    3,624,981.897   5.01%    4.63%
OPPORTUNITIES FUND PRIMARY A                   FBO NATIONS OMNIBUS C/C
                                               ATTN: VARIOUS
                                               P O BOX 92800
                                               ROCHESTER NY 14692-8900
NATIONS MARSICO INTERNATIONAL          R       BANK OF AMERICA NA ATTN FUNDS         61,104,041.869  84.53%   78.18%
OPPORTUNITIES FUND PRIMARY A                   ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MARSICO MIDCAP GROWTH          R       TRANSAMERICA LIFE INS & ANNUITY          115,352.261   6.15%    0.29%
FUND INVESTOR A                                CO
                                               1150 S OLIVE ST STE 10-01
                                               LOS ANGELES, CA 90015
NATIONS MARSICO MIDCAP GROWTH          R       NFSC FEBO # W73-632635                    10,249.849   6.31%    0.02%
FUND INVESTOR C                                ASHOT TIGRANIAN
                                               463 W MAPLE ST APT #2
                                               GLENDALE, CA 91204
NATIONS MARSICO MIDCAP GROWTH          B       MERRILL LYNCH, PIERCE, FENNER &           24,898.758  15.34%    0.06%
FUND INVESTOR C                                SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MARSICO MIDCAP GROWTH          R       NFSC FEBO # W25-059382                    13,785.047   8.49%    0.03%
FUND INVESTOR C                                JOHN L MANNING III P/ADM
                                               ORGAIN READY MIX PFT SHRING PL
                                               240 KRAFT ST
                                               CLARKSVILLE, TN 37040
NATIONS MARSICO MIDCAP GROWTH          R       NFSC FEBO # RCT-289272 NFS/FMTC            9,575.120   5.90%    0.02%
FUND INVESTOR C                                IRA
                                               FBO PETER P INZANO
                                               4181 EDGEWATER
                                               HARRISON, MI 48625
NATIONS MARSICO MIDCAP GROWTH          R       NATIONS LIFEGOAL PORTFOLIO INC         2,658,896.808   7.71%    6.84%
FUND PRIMARY A                                 LIFEGOAL BALANCED GROWTH
                                               PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS MARSICO MIDCAP GROWTH          R       NATIONS LIFEGOAL PORTFOLIO INC         1,942,792.686   5.63%    4.99%
FUND PRIMARY A                                 LIFEGOAL GROWTH PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS MARSICO MIDCAP GROWTH          R       BANK OF AMERICA NA                    28,103,062.785  81.49%   72.31%
FUND PRIMARY A                                 ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MARYLAND INTERMEDIATE          R       NFSC FEBO # W13-153818                   358,671.538  12.48%    1.88%
MUNICIPAL BOND FUND INVESTOR A                 HOUSE-CHILDS JOINT TRUST
                                               CAROL CHILDS
                                               U/A 05/23/03
                                               4210 LEEWARD PL
                                               BETHESDA, MD 20816
NATIONS MARYLAND INTERMEDIATE          R       NFSC FEBO # P87-061581                   355,167.995  12.36%    1.86%
MUNICIPAL BOND FUND INVESTOR A                 ROBERT GLADSTONE
                                               LESLIE GLADSTONE
                                               2468 BELMONT RD NW
                                               WASHINGTON, DC 20008
NATIONS MARYLAND INTERMEDIATE          B       MERRILL LYNCH, PIERCE, FENNER &          100,545.212   7.67%    0.53%
MUNICIPAL BOND FUND INVESTOR B                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARYLAND INTERMEDIATE          R       NFSC FEBO # W38-614564                    23,371.784   8.73%    0.12%
MUNICIPAL BOND FUND INVESTOR C                 PETE STAKIAS
                                               BANK OF AMERICA COLLATERAL
                                               9707 WINKLER ST
                                               WHITE MARSH, MD 21162

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MARYLAND INTERMEDIATE          R       NFSC FEBO # W38-636932                    49,663.132  18.55%    0.26%
MUNICIPAL BOND FUND INVESTOR C                 JOSEPH J HOCK III
                                               GLORIA D HOCK
                                               1342 ASTER DR
                                               GLEN BURNIE, MD 21061
NATIONS MARYLAND INTERMEDIATE          R       NFSC FEBO # W38-028541                    22,636.843   8.45%    0.12%
MUNICIPAL BOND FUND INVESTOR C                 ELIZABETH GREGORY
                                               PO BOX 2327
                                               OCEAN CITY, MD 21843
NATIONS MARYLAND INTERMEDIATE          B       MERRILL LYNCH, PIERCE, FENNER &           29,639.707  11.07%    0.16%
MUNICIPAL BOND FUND INVESTOR C                 SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MARYLAND INTERMEDIATE          R       UBS FINANCIAL SERVICES                    15,251.897   5.69%    0.08%
MUNICIPAL BOND FUND INVESTOR C                 INC. FBO
                                               GREAT MILLS CONSTRUCTION CO.
                                               P O BOX 52
                                               GREAT MILLS, MD 20634-0052
NATIONS MARYLAND INTERMEDIATE          R       NFSC FEBO # W38-081264                    49,823.851  18.61%    0.26%
MUNICIPAL BOND FUND INVESTOR C                 DOUGLAS S GOODWIN REVOCABLE TRUS
                                               DOUGLAS S & HILDA GOODWIN TTEE
                                               8002 BRYNMOR COURT
                                               UNIT 304
                                               BALTIMORE, MD 21208
NATIONS MARYLAND INTERMEDIATE          R       BANK OF AMERICA NA                    14,472,574.244  99.04%   75.92%
MUNICIPAL BOND FUND PRIMARY A                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MIDCAP INDEX FUND PRIMARY      R       BANK OF AMERICA NA TTEE               28,532,880.159  18.92%   18.81%
A                                              BANK OF AMERICA 401K PLAN
                                               ATTN NORMA AJA/ TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS MIDCAP INDEX FUND PRIMARY      R       BANK OF AMERICA NA                   119,285,555.125  79.10%   78.65%
A                                              ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MIDCAP VALUE FUND              B       MERRILL LYNCH, PIERCE, FENNER &           36,774.645  46.19%    0.08%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MIDCAP VALUE FUND              R       SUMMERVILLE PEDIATRICS PA                  5,692.654   7.15%    0.01%
INVESTOR C                                     PROFIT SHARING PLAN
                                               312 MIDLAND PARKWAY
                                               SUMMERVILLE, SC 29485-8114
NATIONS MIDCAP VALUE FUND PRIMARY      R       NATIONS LIFEGOAL PORTFOLIO INC         2,650,841.313   6.43%    6.26%
A                                              LIFEGOAL BALANCED GROWTH
                                               PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS MIDCAP VALUE FUND PRIMARY      R       BANK OF AMERICA NA                    35,048,928.167  85.08%   82.90%
A                                              ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MONEY MARKET RESERVES          R       THE BANK OF NEW YORK                 140,706,290.490   8.19%    1.38%
ADVISER CLASS                                  ATTN FRANK NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS MONEY MARKET RESERVES          R       BANK OF AMERICA NA SWP DISBURSEM   1,324,000,000.000  77.12%   12.98%
ADVISER CLASS                                  NC
                                               BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS MONEY MARKET RESERVES          R       BANC OF AMERICA SECURITIES LLC       213,138,113.180  12.41%    2.09%
ADVISER CLASS                                  OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS MONEY MARKET RESERVES          R       THE BANK OF NEW YORK ATTN FRANK    1,568,343,007.920  25.90%   15.37%
CAPITAL CLASS                                  NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS MONEY MARKET RESERVES          R       BANK OF AMERICA NA ATTN FUNDS        352,409,197.150   5.82%    3.45%
CAPITAL CLASS                                  ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MONEY MARKET RESERVES          R       BANC OF AMERICA SECURITIES LLC     3,118,904,939.980  51.51%   30.57%
CAPITAL CLASS                                  OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MONEY MARKET RESERVES          B       NATIONAL FINANCIAL FOR THE             3,549,333.780  99.99%    0.03%
DAILY CLASS                                    EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS MONEY MARKET RESERVES          R       BANC OF AMERICA SECURITIES LLC     1,805,383,888.670  100.00%  17.70%
INSTITUTIONAL CLASS                            OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS MONEY MARKET RESERVES          R       NFSC FEBO # W67-611476                    65,304.590  14.18%    0.00%
INVESTOR C                                     AIDA K DE ARAB COHEN
                                               19018 N W 77 PLACE
                                               MIAMI, FL 33015
NATIONS MONEY MARKET RESERVES          R       NFSC FEBO # W76-612715                    58,870.540  12.78%    0.00%
INVESTOR C                                     SUSAN STORER TTEE
                                               OF THE SUSAN STORER TR 1
                                               U/A 10/18/76
                                               7576 WHISTLESTOP WY
                                               ROSEVILLE, CA 95747
NATIONS MONEY MARKET RESERVES          R       NFSC FEBO # W15-034339                    23,518.540   5.10%    0.00%
INVESTOR C                                     TEKMETAL INC
                                               1072 HERITAGE DR
                                               PAWLEYS ISLAND, SC 29585
NATIONS MONEY MARKET RESERVES          R       NFSC FEBO # W81-010960                   251,307.660  54.58%    0.00%
INVESTOR C                                     MAXIMAR INC
                                               C/O REX REALTY
                                               7701 FORSYTH BLVD #1125
                                               ST LOUIS, MO 63105
NATIONS MONEY MARKET RESERVES          R       THE BANK OF NEW YORK CO OF FL AS      77,805,098.110  89.19%    0.76%
INVESTOR CLASS                                 TTEE FOR CAPITAL AREA HOUSING
                                               FINANCE CORP SER 2000-1
                                               ATTN PEG MAKOWSKI
                                               600 NORTH PEARL ST STE 420
                                               DALLAS, TX 75201
NATIONS MONEY MARKET RESERVES          R       WELLS FARGO BANK TX NA TRUSTEE         8,438,220.000   9.67%    0.08%
INVESTOR CLASS                                 FOR HIDALGO/WILLACY
                                               ATTN CORPORATE TRUST-MELISSA
                                               SCOTT
                                               505 MAIN ST STE 301
                                               FORT WORTH, TX 76102
NATIONS MONEY MARKET RESERVES          R       BANC OF AMERICA SECURITIES LLC       498,773,670.220  98.97%    4.89%
LIQUIDITY CLASS                                OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MONEY MARKET RESERVES          R       COLE TAYLOR BANK FBO ACCRUIT LLC      16,049,590.140  100.00%   0.16%
SERVICE CLASS                                  ATTN DALE HENGESBACH
                                               111 W WASHINGTON ST STE 650
                                               CHICAGO, IL 60602
NATIONS MONEY MARKET RESERVES          R       BANK OF AMERICA AS SECURED PARTY         340,000.000   5.68%    0.00%
TRUST CLASS                                    COLLATERAL ACCT FOR BRUCE F AYRES
                                               &
                                               JILL S AYRES AS TRUSTEE FOR AYRES
                                               FAMILY LIVING TRUST DTD 5/1/1992
                                               536 WESTMINSTER
                                               NEWPORTFOLIO BEACH, CA 92663
NATIONS MONEY MARKET RESERVES          R       BANK OF AMERICA NA ATTN FUNDS          5,547,073.220  92.75%    0.05%
TRUST CLASS                                    ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MUNICIPAL INCOME FUND          B       MERRILL LYNCH, PIERCE, FENNER &           60,332.439   9.16%    0.11%
INVESTOR B                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS MUNICIPAL INCOME FUND          R       ADAM P WALTER                              4,757.504   8.06%    0.01%
INVESTOR C                                     320 CLEARVIEW CIRCLE #105
                                               VENICE, FL 34292
NATIONS MUNICIPAL INCOME FUND          R       W KEITH MAXWELL                            6,325.354  10.71%    0.01%
INVESTOR C                                     45 SADDLEBROOK
                                               HOUSTON, TX 77024
NATIONS MUNICIPAL INCOME FUND          R       CONCETTO DELUCA & MILDRED DELUCA           3,286.452   5.56%    0.01%
INVESTOR C                                     JT TEN
                                               713 RUPRECHT AVE
                                               ST LOUIS, MO 63125-1419
NATIONS MUNICIPAL INCOME FUND          R       A G EDWARDS & SONS INC FBO                 4,512.635   7.64%    0.01%
INVESTOR C                                     RUTH K LAMBERT TTEE
                                               RUTH K LAMBERT LIVING
                                               A/C 0175-113061
                                               ONE NORTH JEFFERSON
                                               ST LOUIS, MO 63103-2287
NATIONS MUNICIPAL INCOME FUND          R       NFSC FEBO # W53-065234 DONNA L             4,894.676   8.29%    0.01%
INVESTOR C                                     COHEN
                                               244 MADISON AVE APT 12K
                                               NEW YORK, NY 10016
NATIONS MUNICIPAL INCOME FUND          R       FIRST CLEARING, LLC A/C 3632-6270          3,202.095   5.42%    0.01%
INVESTOR C                                     EMMET DAVID GELHOT
                                               5630 OLEATHA AVE
                                               SAINT LOUIS, MO 63139-1504

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MUNICIPAL INCOME FUND          R       NFSC FEBO # W82-050172 MADELINE G          5,048.283   8.55%    0.01%
INVESTOR C                                     WYATT
                                               TOD SONDRA BURKE, TOD B HILL
                                               TOD M SHEFFERLY, TOD G ARCHER
                                               P O BOX 447
                                               TOMBSTONE, AZ 85638
NATIONS MUNICIPAL INCOME FUND          R       BANK OF AMERICA NA ATTN FUNDS         51,202,724.397  97.45%   91.32%
PRIMARY A                                      ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MUNICIPAL RESERVE              R       BANK OF AMERICA NA SWP DISBURSEM     147,000,000.000  53.26%    2.80%
LIQUIDITY CLASS                                NC
                                               BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS MUNICIPAL RESERVES             R       BANC OF AMERICA SECURITIES LLC       119,908,913.810  43.45%    2.28%
LIQUIDITY CLASS                                OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS MUNICIPAL RESERVES TRUST       R       BANK OF AMERICA NA ATTN FUNDS        407,227,898.710  97.89%    7.76%]
CLASS                                          ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MUNICIPAL RESERVES             B       NATIONAL FINANCIAL FOR THE           156,622,768.660  34.99%    2.98%
ADVISER CLASS                                  EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS MUNICIPAL RESERVES             R       BANK OF AMERICA NA SWP DISBURSEM     223,000,000.000  49.82%    4.25%
ADVISER CLASS                                  NC
                                               BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS MUNICIPAL RESERVES             R       BANC OF AMERICA SECURITIES LLC        56,864,034.120  12.70%    1.08%
ADVISER CLASS                                  OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MUNICIPAL RESERVES             R       WATERFERRY                           150,000,000.000   5.40%    2.86%
CAPITAL CLASS                                  ATTN ELLEN COPPA
                                               745 7TH AVE 14TH FL
                                               NEW YORK, NY 10019
NATIONS MUNICIPAL RESERVES             R       BEAR STEARNS SECURITIES CORP         191,612,914.660   6.90%    3.65%
CAPITAL CLASS                                  FBO 0010419414
                                               ATTN: DENISE DILORENZO-SIEGEL
                                               ONE METROTECH CENTER NORTH
                                               BROOKLYN, NY 11201
NATIONS MUNICIPAL RESERVES             R       BANK OF AMERICA NA ATTN FUNDS        915,817,975.140  32.97%   17.45%
CAPITAL CLASS                                  ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS MUNICIPAL RESERVES             R       BANC OF AMERICA SECURITIES LLC     1,272,107,094.540  45.80%   24.24%
CAPITAL CLASS                                  OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS MUNICIPAL RESERVES DAILY       B       NATIONAL FINANCIAL FOR THE           585,125,101.080  100.00%  11.15%
CLASS                                          EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS MUNICIPAL RESERVES             B       NATIONAL FINANCIAL FOR THE           153,326,844.530  23.57%    2.92%
INSTITUTIONAL CLASS                            EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS MUNICIPAL RESERVES             R       BANC OF AMERICA SECURITIES LLC       491,884,742.180  75.64%    9.37%
INSTITUTIONAL CLASS                            OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS MUNICIPAL RESERVES             R       NFSC FEBO # W26-738484 BARBARA C          11,500.020  87.52%    0.00%
INVESTOR B                                     TAYLOR
                                               615 COUNTRY CLUB DR
                                               WYTHEVILLE, VA 24382
NATIONS MUNICIPAL RESERVES             R       BNY CUST IRA FBO                           1,634.420  12.43%    0.00%
INVESTOR B                                     KRISTINA MING
                                               1829 W WINDY WAY
                                               JACKSONVILLE, FL 32259

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS MUNICIPAL RESERVES             R       NFSC FEBO # W82-808636                   144,478.100  100.00%   0.00%
INVESTOR C                                     OF THE KAREN K IMM REV TR
                                               KAREN K IMM
                                               U/A 11/13/98
                                               9171 LAKE BLVD
                                               CHISAGO CITY, MN 55013
NATIONS MUNICIPAL RESERVES             B       NATIONAL FINANCIAL FOR THE            92,112,244.390  95.17%    1.75%
INVESTOR CLASS                                 EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS NEW YORK-TAX EXEMPT            R       BANC OF AMERICA SECURITIES LLC                 0.550  100.00%   0.00%
RESERVES ADVISOR CLASS                         OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS NEW YORK-TAX EXEMPT            R       NFSC FEBO # P62-007790                   595,000.000  61.32%    0.57%
RESERVES CAPITAL CLASS                         DAVID LENDER
                                               245 EAST 58TH ST APT 24C
                                               NEW YORK, NY 10022
NATIONS NEW YORK-TAX EXEMPT            R       BANC OF AMERICA SECURITIES LLC           375,214.910  38.67%    0.36%
RESERVES CAPITAL CLASS                         OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS NEW YORK TAX-EXEMPT            B       NATIONAL FINANCIAL FOR THE            52,881,208.990  94.19%   50.77%
RESERVES INST CLASS                            EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281
NATIONS NEW YORK TAX-EXEMPT            R       BANC OF AMERICA SECURITIES LLC         3,258,130.200   5.80%    3.13%
RESERVES INSTITUTIONAL CLASS                   OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET 3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS NEW YORK TAX-EXEMPT            B       NATIONAL FINANCIAL FOR THE            12,092,987.020  100.00%  11.61%
RESERVES MARKET CLASS                          EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS 5TH FLR
                                               NEW YORK, NY 10281

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS NEW YORK TAX-EXEMPT            R       BANK OF AMERICA NA ATTN FUNDS         34,965,222.820  100.00%  33.57%
RESERVES TRUST CLASS                           ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS NORTH CAROLINA                 R       NFSC FEBO # P92-004502                   279,325.479  13.07%    1.54%
INTERMEDIATE MUNICIPAL BOND FUND               ASSET CORP OF
INVESTOR A                                     THE SOUTH LLC
                                               4521 SHARON RD, SUITE 420
                                               CHARLOTTE, NC 28211
NATIONS NORTH CAROLINA                 R       NFSC FEBO # X68-061336                   119,179.052   5.57%    0.66%
INTERMEDIATE MUNICIPAL BOND FUND               JULIA E CLARK
INVESTOR A                                     4600 TROY'S MTN LN
                                               DURHAM, NC 27705
NATIONS NORTH CAROLINA                 B       MERRILL LYNCH, PIERCE, FENNER &          221,258.814  69.57%    1.22%
INTERMEDIATE MUNICIPAL BOND FUND               SMITH INC FOR THE SOLE BENEFIT OF
INVESTOR C                                     ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS NORTH CAROLINA                 R       NFSC FEBO # W16-731382                    23,870.651   7.50%    0.13%
INTERMEDIATE MUNICIPAL BOND FUND               CREIGHTON W SOSSOMON
INVESTOR C                                     BANK OF AMERICA COLLATERAL
                                               P O BOX 9
                                               HIGHLANDS, NC 28741
NATIONS NORTH CAROLINA                 R       BANK OF AMERICA NA ATTN FUNDS         13,842,582.541  96.54%   76.35%
INTERMEDIATE MUNICIPAL BOND FUND               ACCOUNTING (ACI) TX1-945-08-18
PRIMARY A                                      411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS NORTH CAROLINA                 R       NFSC FEBO # W16-714542                   219,556.875  10.27%    1.21%
INTERMEDIATE MUNICIPAL BOND FUND               W FRANK DOWD JR
INVESTOR A                                     P O BOX 35430
                                               CHARLOTTE, NC 28235
NATIONS SHORT INTERMEDIATE             R       NFSC FEBO # W14-610208 BURGESS         1,160,695.848  14.06%    1.35%
GOVERNMENT FUND INVESTOR A                     PIGMENT CO
                                               PO BOX 349 DECK BLVD
                                               SANDERSVILLE, GA 31082
NATIONS SHORT INTERMEDIATE             B       MERRILL LYNCH, PIERCE, FENNER &          306,446.122   6.14%    0.36%
GOVERNMENT FUND INVESTOR B                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS SHORT INTERMEDIATE             B       MERRILL LYNCH, PIERCE, FENNER &          201,898.569  17.72%    0.23%
GOVERNMENT FUND INVESTOR C                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS SHORT INTERMEDIATE             R       NFSC FEBO # W26-710326                    58,031.247   5.09%    0.07%
GOVERNMENT FUND INVESTOR C                     K R HOLBROOK, W M LEIDIG TTEE
                                               UMWA PCG TRAINING AND EDUCATION
                                               FUND,
                                               U/A 5/23/96
                                               PO BOX 1270
                                               BRISTOL, VA 24203
NATIONS SHORT INTERMEDIATE             R       BANK OF AMERICA NA ATTN FUNDS         70,899,139.827  98.72%   82.26%
GOVERNMENT FUND PRIMARY A                      ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS SHORT-TERM INCOME FUND         R       BANC OF AMERICA SECURITIES LLC         2,230,694.953  34.88%    1.99%
INVESTOR A                                     220-24760-12 NC1-004-03-06
                                               200 NORTH COLLEGE ST 3RD FL
                                               CHARLOTTE, NC 28255
NATIONS SHORT-TERM INCOME FUND         R       NFSC FEBO # W17-731277                    28,944.318  18.77%    0.03%
INVESTOR B                                     W ANDERSON RURAL WATER & SEWER
                                               RESERVE FUND
                                               2767 WHITEHALL RD
                                               ANDERSON, SC 29625
NATIONS SHORT-TERM INCOME FUND         R       NFSC FEBO # W17-731269                    48,808.369  31.65%    0.04%
INVESTOR B                                     WEST ANDERSON RURAL WATER & SEWER
                                               CO INC
                                               2767 WHITEHALL RD
                                               ANDERSON, SC 29625
NATIONS SHORT-TERM INCOME FUND         B       MERRILL LYNCH, PIERCE, FENNER &          348,469.921  15.71%    0.31%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS SHORT-TERM INCOME FUND         R       NATIONS LIFEGOAL PORTFOLIOFO INC      12,801,738.465  12.38%   11.42%
PRIMARY A                                      LIFEGOAL BALANCED GROWTH
                                               PORTFOLIO
                                               ATTN BRIAN SMITH NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS SHORT-TERM INCOME FUND         R       NATIONS LIFEGOAL PORTFOLIO INC         8,211,464.425   7.94%    7.32%
PRIMARY A                                      LIFEGOAL INCOME & GROWTH
                                               PORTFOLIO
                                               ATTN BRIAN SMITH
                                               NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS SHORT-TERM INCOME FUND         R       BANK OF AMERICA NA                    74,277,128.637  71.87%   66.25%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS SHORT-TERM MUNICIPAL           R       NFSC FEBO # W12-004707                     6,564.458   5.56%    0.01%
INCOME FUND INVESTOR B                         WILLIAM H FITZ
                                               CATHERINE W FITZ
                                               5605 ONTARIO CIR
                                               BETHESDA, MD 20816
NATIONS SHORT-TERM MUNICIPAL           R       FISERV SECURITIES, INC.                   11,639.656   9.86%    0.01%
INCOME FUND INVESTOR B                         FAO 61528154
                                               ATTN: MUTUAL FUNDS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET STREET
                                               SUITE 1200
                                               PHILADELPHIA, PA 19103
NATIONS SHORT-TERM MUNICIPAL           R       NFSC FEBO # W26-677108                     7,482.665   6.34%    0.01%
INCOME FUND INVESTOR B                         KATHLYN C KEOGH
                                               7729 NEWPORTFOLIO AVENUE
                                               NORFOLK, VA 23505
NATIONS SHORT-TERM MUNICIPAL           R       NFSC FEBO # W25-627585                     6,310.890   5.34%    0.01%
INCOME FUND INVESTOR B                         EDWIN C GLASSELL
                                               DEBORAH C GLASSELL
                                               308 FAIRWAY DR
                                               CLARKSVILLE, TN 37043
NATIONS SHORT-TERM MUNICIPAL           R       NFSC FEBO # W14-726940                    16,598.459  14.06%    0.02%
INCOME FUND INVESTOR B                         JUDITH C BROWN
                                               708 OLD GREENVILLE RD
                                               FAYETTEVILLE, GA 30215
NATIONS SHORT-TERM MUNICIPAL           R       NFSC FEBO # W13-764060                     7,001.201   5.93%    0.01%
INCOME FUND INVESTOR B                         THE ROSE ROTHBERG
                                               REV LI TR
                                               ROSE ROTHBERG
                                               U/A 03/29/90
                                               8545 CAMPANELLI BLVD
                                               PLANTATION, FL 33322
NATIONS SHORT-TERM MUNICIPAL           R       NFSC FEBO # W26-095907                     6,009.632   5.09%    0.01%
INCOME FUND INVESTOR B                         ROBERT P GARDNER TTEE
                                               THE GARDNER B TRUST
                                               U/A 12/22/01
                                               6705 POTOMAC PARKWAY
                                               ARLINGTON, TX 76017
NATIONS SHORT-TERM MUNICIPAL           B       MERRILL LYNCH, PIERCE, FENNER &        1,181,437.440  33.05%    1.19%
INCOME FUND INVESTOR C                         SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS SHORT-TERM MUNICIPAL           R       BANK OF AMERICA NA ATTN FUNDS         80,143,645.965  94.02%   80.80%
INCOME FUND PRIMARY A                          ACCOUNTING (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS SMALL COMPANY FUND             B       MERRILL LYNCH, PIERCE, FENNER &           76,210.892  27.35%    0.19%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS SMALL COMPANY FUND             R       A G EDWARDS & SONS CUSTODIAN FOR          36,477.372  13.09%    0.09%
INVESTOR C                                     LEONARD W. CAIN
                                               IRA ACCOUNT
                                               321 EAST NORTH STREET
                                               CORTEZ, CO 81321
NATIONS SMALL COMPANY FUND             R       BANK OF AMERICA NA                    24,186,706.841  87.40%   63.37%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS SMALLCAP INDEX FUND            B       CHARLES SCHWAB & CO INC                   58,568.433   7.90%    0.10%
INVESTOR A                                     SPECIAL CUSTODY ACCOUNT
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN MUTUAL FUNDS
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104
NATIONS SMALLCAP INDEX FUND            R       BANK OF AMERICA NA TTEE BANK OF       10,232,889.203  18.54%   18.30%
PRIMARY A                                      AMERICA 401K PLAN ATTN NORMA
                                               AJA/TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS SMALLCAP INDEX FUND            R       BANK OF AMERICA NA                    44,059,941.522  79.85%   78.80%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS SMALLCAP VALUE FUND            R       TRANSAMERICA LIFE INS & ANNUITY           35,126.025   9.61%    0.22%
INVESTOR A                                     CO
                                               1150 S OLIVE ST STE 10-01
                                               LOS ANGELES, CA 90015
NATIONS SMALLCAP VALUE FUND            R       NFSC FEBO # P62-006181                    36,742.599  10.05%    0.24%
INVESTOR A                                     CHRISTIAN K STADLINGER
                                               ACCOUNT 1
                                               4 O'SHEA LANE
                                               SUMMIT, NJ 07901
NATIONS SMALLCAP VALUE FUND            R       NFSC FEBO # W74-051217                     8,417.742   6.38%    0.05%
INVESTOR B                                     MARY ANNE WARNER TTEE
                                               MARY WARNER 2002 TRUST
                                               U/A 11/18/02
                                               274 CARDINAL RD
                                               MILL VALLEY, CA 94941
NATIONS SMALLCAP VALUE FUND            R       NFSC FEBO # W76-086010                     2,216.793   8.18%    0.01%
INVESTOR C                                     NFS/FMTC ROLLOVER IRA
                                               FBO JAMES K WONG
                                               3201 THISTLE CT
                                               ROCKLIN, CA 95765
NATIONS SMALLCAP VALUE FUND            R       NFSC FEBO # W76-078107                     1,512.118   5.57%    0.00%
INVESTOR C                                     NFS/FMTC ROLLOVER IRA
                                               FBO ELAINE B ZABRISKIE
                                               P O BOX 3216
                                               OAKLAND, CA 94609
NATIONS SMALLCAP VALUE FUND            R       LPL FINANCIAL SERVICES A/C                 1,449.000   5.34%    0.00%
INVESTOR C                                     8003-4310
                                               9785 TOWNE CENTRE DRIVE
                                               SAN DIEGO, CA 92121-1968

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS SMALLCAP VALUE FUND            B       MERRILL LYNCH, PIERCE, FENNER &            5,459.977  20.14%    0.03%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS SMALLCAP VALUE FUND            R       NATIONS                                1,728,987.550  11.70%   11.30%
PRIMARY A                                      LIFEGOAL PORTFOLIO INC LIFEGOAL
                                               BALANCED GROWTH PORTFOLIO
                                               ATTN BRIAN SMITH
                                               NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS SMALLCAP VALUE FUND            R       NATIONS                                1,200,315.497   8.12%    7.84%
PRIMARY A                                      LIFEGOAL PORTFOLIO INC LIFEGOAL
                                               GROWTH PORTFOLIO
                                               ATTN BRIAN SMITH
                                               NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS SMALLCAP VALUE FUND            R       BANK OF AMERICA NA                    10,731,014.212  72.64%   70.15%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS SOUTH CAROLINA                 R       UBS FINANCIAL SERVICES INC. FBO          126,112.823   5.78%    0.60%
INTERMEDIATE MUNICIPAL BOND FUND               MR THEODORE F CRAVER
INVESTOR A                                     MS ST CLAIR N CRAVER JTWROS
                                               1101 S ARLINGTON RIDGE RD
                                               APT 904
                                               ARLINGTON, VA 22202-1928
NATIONS SOUTH CAROLINA                 B       MERRILL LYNCH, PIERCE, FENNER &          170,647.505  22.42%    0.81%
INTERMEDIATE MUNICIPAL BOND FUND               SMITH INC FOR THE SOLE BENEFIT OF
INVESTOR C                                     ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS SOUTH CAROLINA                 R       PERSHING LLC                              47,171.131   6.19%    0.22%
INTERMEDIATE MUNICIPAL BOND FUND               P.O. BOX 2052
INVESTOR C                                     JERSEY CITY, NJ 07303-9998
NATIONS SOUTH CAROLINA                 R       BANK OF AMERICA NA ATTN FUNDS         17,087,519.051  98.71%   81.10%
INTERMEDIATE MUNICIPAL BOND FUND               ACCOUNTING (ACI) TX1-945-08-18
PRIMARY A                                      411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS STRATEGIC GROWTH FUND          R       STATE STREET BANK & TRUST CO TTEE      1,097,856.824  78.11%    0.79%
INVESTOR C                                     FBO COASTGEAR & COMPANY
                                               ATTN: KEVIN SMITH
                                               105 ROSEMONT AVE
                                               WESTWOOD, MA 02090

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS STRATEGIC GROWTH FUND          R       BANK OF AMERICA NA                   104,659,226.801  91.84%   76.05%
PRIMARY A                                      ATTN FUNDS ACCOUNTING
                                               (ACI) TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS STRATEGIC INCOME FUND          R       NFSC FEBO # W17-662682 NFSC/FMTC          19,925.800   7.07%    0.09%
INVESTOR C                                     IRA ROLLOVER
                                               FBO LINDA G WALKER
                                               7 SALLY ST
                                               SPARTANBURG, SC 29301
NATIONS STRATEGIC INCOME FUND          B       MERRILL LYNCH, PIERCE, FENNER &           56,088.277  19.91%    0.24%
INVESTOR C                                     SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS STRATEGIC INCOME FUND          R       NFSC FEBO # W25-059382                    17,971.754   6.38%    0.08%
INVESTOR C                                     JOHN L MANNING III P/ADM
                                               ORGAIN READY MIX PFT SHRING PL
                                               240 KRAFT ST
                                               CLARKSVILLE, TN 37040
NATIONS STRATEGIC INCOME FUND          R       NFSC FEBO # W53-067121                    25,976.048   9.22%    0.11%
INVESTOR C                                     J DAVID PAISLEY
                                               16 WESTMINSTER
                                               LAKE OSWEGO OR 97034
                                               CHESTERFIELD, MO 63017
NATIONS STRATEGIC INCOME FUND          R       FIRST CLEARING, LLC                       17,116.183   6.07%    0.07%
INVESTOR C                                     A/C 3578-2120
                                               LOUIS J GUNTZELMAN
                                               10709 ADVENTURE LANE
                                               CINCINNATI, OH 45242-4246
NATIONS STRATEGIC INCOME FUND          R       BANK OF AMERICA NA                    17,207,128.239  99.33%   73.46%
PRIMARY A                                      ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS TAX-EXEMPT RESERVES            B       NATIONAL FINANCIAL FOR THE             3,269,867.010  37.59%    0.11%
ADVISOR CLASS                                  EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TAX-EXEMPT RESERVES            R       BANC OF AMERICA SECURITIES LLC         5,428,202.980  62.40%    0.18%
ADVISOR CLASS                                  OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TAX-EXEMPT RESERVES            R       WATERFERRY                            50,000,000.000   5.86%    1.64%
CAPITAL CLASS                                  ATTN ELLEN COPPA
                                               745 7TH AVE 14TH FL
                                               NEW YORK, NY 10019
NATIONS TAX-EXEMPT RESERVES            R       BANK OF AMERICA NA                   400,867,229.900  47.05%   13.12%
CAPITAL CLASS                                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS TAX-EXEMPT RESERVES            R       NATIONS INTERMEDIATE MUNICIPAL        71,480,000.000   8.39%    2.34%
CAPITAL CLASS                                  BOND
                                               043187336
                                               ATTN DEL LUCAS
                                               101 S TRYON STREET
                                               NC1-002-12-01
                                               CHARLOTTE, NC 28255
NATIONS TAX-EXEMPT RESERVES            R       BANC OF AMERICA SECURITIES LLC       244,952,334.170  28.75%    8.02%
CAPITAL CLASS                                  OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS TAX-EXEMPT RESERVES DAILY      B       NATIONAL FINANCIAL FOR THE            41,357,791.960  99.30%    1.35%
CLASS                                          EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TAX-EXEMPT RESERVES            B       NATIONAL FINANCIAL FOR THE            43,021,393.760  47.50%    1.41%
INSTITUTIONAL CLASS                            EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TAX-EXEMPT RESERVES            R       BANK OF AMERICA NA                     7,039,278.800   7.77%    0.23%
INSTITUTIONAL CLASS                            ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS TAX-EXEMPT RESERVES            R       BANC OF AMERICA SECURITIES LLC        40,496,439.840  44.71%    1.33%
INSTITUTIONAL CLASS                            OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TAX-EXEMPT RESERVES            B       NATIONAL FINANCIAL FOR THE            38,042,310.510  96.48%    1.25%
INVESTOR A                                     EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TAX-EXEMPT RESERVES            R       NFSC FEBO # P51-000710                 1,747,647.270  14.03%    0.06%
INVESTOR CLASS                                 MORTON J MACKS
                                               MORTON J MACKS TTEE
                                               U/A 11/15/99
                                               4750 OWINGS MILLS BLVD
                                               OWINGS MILLS, MD 21117
NATIONS TAX-EXEMPT RESERVES            R       THE BANK OF NEW YORK ATTN FRANK        1,885,968.900  15.14%    0.06%
INVESTOR CLASS                                 NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS TAX-EXEMPT RESERVES            R       GILES C UPSHUR III                       796,777.420   6.40%    0.03%
INVESTOR CLASS                                 6601 RIVER ROAD
                                               RICHMOND, VA 23229-8528
NATIONS TAX-EXEMPT RESERVES            R       R T HARRIS & BRENDA J HARRIS           1,067,001.910   8.57%    0.03%
INVESTOR CLASS                                 JTWROS
                                               2375 SANDY CREEK FARM ROAD
                                               ALPHARETTA, GA 30004
NATIONS TAX-EXEMPT RESERVES            R       SCOTT B HELM & LESLEY M HELM           1,907,248.650  15.32%    0.06%
INVESTOR CLASS                                 JTWROS
                                               217 PADDINGTON ROAD
                                               BALTIMORE, MD 21212
NATIONS TAX-EXEMPT RESERVES            B       NATIONAL FINANCIAL FOR THE             1,323,240.840  95.71%    0.04%
LIQUIDITY CLASS                                EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TAX-EXEMPT RESERVES TRUST      R       BANK OF AMERICA NA                 1,991,161,580.000  99.08%   65.17%
CLASS                                          ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # W25-141747                    76,450.475   5.19%    1.41%
MUNICIPAL BOND FUND INVESTOR A                 SANDRA M POLK
                                               101 JOCELYN HILLS RD
                                               NASHVILLE, TN 37205
NATIONS TENNESSEE INTERMEDIATE         R       PERSHING LLC                              76,401.396   5.19%    1.41%
MUNICIPAL BOND FUND INVESTOR A                 P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # W25-683256                    85,663.196   5.82%    1.58%
MUNICIPAL BOND FUND INVESTOR A                 MARSHALL T POLK III
                                               PO BOX 90148
                                               NASHVILLE, TN 37209

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TENNESSEE INTERMEDIATE         R       UBS FINANCIAL SERVICES INC. FBO           91,114.742   6.19%    1.68%
MUNICIPAL BOND FUND INVESTOR A                 HERBERT M PORTER
                                               SHERRIAN D PORTER JTWROS
                                               100 WENTWORTH AVE.
                                               NASHVILLE, TN 37215-2230
NATIONS TENNESSEE INTERMEDIATE         R       UBS FINANCIAL SERVICES INC. FBO           97,477.855   6.62%    1.79%
MUNICIPAL BOND FUND INVESTOR A                 WILLIAM A PAT SCRUGGS
                                               P O BOX 9839
                                               KNOXVILLE, TN 37940-0839
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # W25-683620                    18,631.955   5.29%    0.34%
MUNICIPAL BOND FUND INVESTOR B                 ROSE MARIE ST CLAIR
                                               222 ANDREWS DRIVE
                                               CLARKSVILLE, TN 37042
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # W25-099880                    10,062.729   6.08%    0.19%
MUNICIPAL BOND FUND INVESTOR C                 J CHASE COLE
                                               511 UNION ST STE 2100
                                               NASHVILLE, TN 37219
NATIONS TENNESSEE INTERMEDIATE         R       UBS FINANCIAL SERVICES INC. FBO           19,721.845  11.92%    0.36%
MUNICIPAL BOND FUND INVESTOR C                 ROBERT MADIGAN
                                               MAIN ACCOUNT
                                               5301 RIO VISTA LANE
                                               KNOXVILLE, TN 37919-8939
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # 0BX-380989                     9,796.402   5.92%    0.18%
MUNICIPAL BOND FUND INVESTOR C                 DORIS M PARDUE
                                               1697 STEWART FERRY PIKE
                                               HERMITAGE, TN 37076
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # P47-000680                    40,768.386  24.65%    0.75%
MUNICIPAL BOND FUND INVESTOR C                 NEELY B COBLE JR TTEE
                                               CTR HILL LAKE PERSONAL
                                               RESIDENCE TR, U/A 6/30/99
                                               118 BONAVENTURE PL
                                               NASHVILLE, TN 37205
NATIONS TENNESSEE INTERMEDIATE         R       NFSC FEBO # W25-095222                    10,184.813   6.15%    0.19%
MUNICIPAL BOND FUND INVESTOR C                 PIO A PECACHE
                                               CONCHITA T PECACHE
                                               4061 BRANDYWINE POINT BLVD
                                               OLD HICKORY, TN 37138
NATIONS TENNESSEE INTERMEDIATE         R       BANK OF AMERICA NA                     3,376,028.667  98.04%   62.15%
MUNICIPAL BOND FUND PRIMARY A                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS TEXAS INTERMEDIATE             B       MERRILL LYNCH, PIERCE, FENNER &          245,483.289  39.10%    1.09%
MUNICIPAL BOND FUND INVESTOR A                 SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS TEXAS INTERMEDIATE             R       MADELINE O?DONNELL                        43,993.535   7.00%    0.19%
MUNICIPAL BOND FUND INVESTOR A                 PO BOX 46219
                                               LOS ANGELES, CA 90046

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TEXAS INTERMEDIATE             R       NFSC FEBO # W41-070289                    19,627.576   5.23%    0.09%
MUNICIPAL BOND FUND INVESTOR B                 FRANK V LOPEZ GDN
                                               CAROLINA BRIONES
                                               1206 SHARPS RD
                                               AUSTIN, TX 78734
NATIONS TEXAS INTERMEDIATE             R       NFSC FEBO # W23-726141                    26,811.838   7.14%    0.12%
MUNICIPAL BOND FUND INVESTOR B                 HOWARD D WOMACK
                                               291 FM 1078
                                               ORANGE, TX 77632
NATIONS TEXAS INTERMEDIATE             R       NFSC FEBO # W18-719404                    37,691.447  10.05%    0.17%
MUNICIPAL BOND FUND INVESTOR B                 MONTINE T WISDOM
                                               6335 W NORTHWEST HWY #1318
                                               DALLAS, TX 75225
NATIONS TEXAS INTERMEDIATE             R       NFSC FEBO # W40-604062                    27,095.304   7.22%    0.12%
MUNICIPAL BOND FUND INVESTOR B                 STEVEN SMITH TTEE
                                               PAMELA C SMITH TR
                                               C/O SPENCO MEDICAL CORP
                                               PO BOX 2501
                                               WACO, TX 76702
NATIONS TEXAS INTERMEDIATE             R       SOUTHWEST SECURITIES FOB                  38,307.659  10.21%    0.17%
MUNICIPAL BOND FUND INVESTOR B                 ACCT# 54346528
                                               P.O. BOX 509002
                                               DALLAS, TX 75250
NATIONS TEXAS INTERMEDIATE             R       NFSC FEBO # W17-089770                    10,276.592  23.04%    0.05%
MUNICIPAL BOND FUND INVESTOR C                 FETTER FAMILY LIVING TRUST
                                               FLORENCE FETTER TTEE
                                               12271 COIT RD
                                               APT 2613
                                               DALLAS, TX 75251
NATIONS TEXAS INTERMEDIATE             R       LEGG MASON WOOD WALKER INC.                3,323.908   7.45%    0.01%
MUNICIPAL BOND FUND INVESTOR C                 319-03122-19
                                               PO BOX 1476
                                               BALTIMORE, MD 21202
NATIONS TEXAS INTERMEDIATE             B       MERRILL LYNCH, PIERCE, FENNER &           30,230.205  67.79%    0.13%
MUNICIPAL BOND FUND INVESTOR C                 SMITH INC FOR THE SOLE BENEFIT
                                               OF ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS TEXAS INTERMEDIATE             R       BANK OF AMERICA NA                    21,387,166.994  99.33%   94.73%
MUNICIPAL BOND FUND PRIMARY A                  ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS TREASURY RESERVES TRUST        R       THE BANK OF NEW YORK ATTN FRANK      223,304,912.730  24.87%    2.34%
CLASS                                          NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS TREASURY RESERVES TRUST        R       BANK OF AMERICA NA                   671,452,960.220  74.79%    7.04%
CLASS                                          ATTN FUNDS ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TREASURY RESERVES ADVISER      B       BANK OF AMERICA OF TEXAS NA NA     1,135,032,011.640  28.78%   11.89%
CLASS                                          CUST GLOBAL FINANCE SWEEP
                                               CUSTOMERS
                                               ATTN: STEVEN EDWARDS
                                               1201 MAIN ST TX1-609-21-04
                                               DALLAS, TX 75202
NATIONS TREASURY RESERVES ADVISER      R       BANK OF AMERICA NA SWP DISBURSEM   2,002,000,000.000  50.77%   20.98%
CLASS                                          NC BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001
NATIONS TREASURY RESERVES ADVISER      R       BANC OF AMERICA SECURITIES LLC       318,728,304.590   8.08%    3.34%
CLASS                                          OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS TREASURY RESERVES CAPITAL      R       BANC OF AMERICA SECURITIES LLC     1,756,527,036.580  80.88%   18.41%
CLASS                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS TREASURY RESERVES DAILY        B       NATIONAL FINANCIAL FOR THE           261,548,098.510  99.62%    2.74%
CLASS                                          EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TREASURY RESERVES              R       BANC OF AMERICA SECURITIES LLC       528,732,998.690  91.45%    5.54%
INSTITUTIONAL CLASS                            OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS TREASURY RESERVES              R       THE BANK OF NEW YORK ATTN FRANK      956,931,661.920  99.00%   10.03%
INVESTOR A                                     NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS TREASURY RESERVES              R       NFSC FEBO # W25-124044 NFS/FMTC           33,774.810  12.00%    0.00%
INVESTOR B                                     ROLLOVER IRA
                                               FBO WILLIAM D PLUMLEY
                                               5555 SW 28TH AVE
                                               OCALA, FL 34474

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TREASURY RESERVES              R       NFSC FEBO # W77-467650 CREIGHTON          72,884.570  25.91%    0.00%
INVESTOR B                                     BESCH
                                               800 23RD AVE S
                                               SEATTLE, WA 98144
NATIONS TREASURY RESERVES              R       NFSC FEBO # W77-337501 NFS/FMTC          109,059.040  38.78%    0.00%
INVESTOR B                                     IRA
                                               FBO CARLOS O RIOJA
                                               11903 AMBAUM BLVD SW
                                               SEATTLE, WA 98146
NATIONS TREASURY RESERVES              R       PHILLIP A HART & LISA B HART              18,232.430   6.48%    0.00%
INVESTOR B                                     JTWROS
                                               294 EAGLET WAY
                                               LAKE MARY, FL 32746
NATIONS TREASURY RESERVES              R       NFSC FEBO # W38-050156 ROBERT L           20,400.290   7.25%    0.00%
INVESTOR B                                     COLEMAN
                                               12218 QUADRILLE LANE
                                               BOWIE, MD 20720
NATIONS TREASURY RESERVES              B       NATIONAL FINANCIAL FOR THE            19,723,200.290   5.66%    0.21%
INVESTOR CLASS                                 EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TREASURY RESERVES              R       THE BANK OF NEW YORK ATTN FRANK      168,323,056.860  48.30%    1.76%
INVESTOR CLASS                                 NOTARO
                                               111 SANDERS CREEK PKWY
                                               EAST SYRACUSE, NY 13057
NATIONS TREASURY RESERVES              R       BANC OF AMERICA SECURITIES LLC       150,514,701.720  43.19%    1.58%
INVESTOR CLASS                                 OMNIBUS ACCT FOR THE EXCLUSIVE
                                               BENEFIT OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS TREASURY RESERVES              B       NATIONAL FINANCIAL FOR THE            25,333,395.640   6.75%    0.27%
LIQUIDITY CLASS                                EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               200 LIBERTY ST
                                               1 WORLD FINANCIAL CTR
                                               ATTN MUTUAL FUNDS
                                               5TH FLR
                                               NEW YORK, NY 10281
NATIONS TREASURY RESERVES              R       BANK OF AMERICA NA SWP DISBURSEM      41,000,000.000  10.93%    0.43%
LIQUIDITY CLASS                                NC BANK OF AMERICA NA
                                               SWEEP/AUTOBORROW
                                               101 N TRYON STREET
                                               ONE INDEPENDENCE CENTER
                                               NC1-001-05-29
                                               CHARLOTTE, NC 28255-0001

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS TREASURY RESERVES              R       BANC OF AMERICA SECURITIES LLC       298,904,992.990  79.75%    3.13%
LIQUIDITY CLASS                                OMNIBUS ACCT FOR THE
                                               EXCLUSIVE BENEFIT
                                               OF OUR CLIENTS
                                               NC1-004-03-06
                                               200 N COLLEGE STREET
                                               3RD FLOOR
                                               CHARLOTTE, NC 28255-0001
NATIONS VALUE FUND INVESTOR C          B       MERRILL LYNCH, PIERCE, FENNER &          524,686.265  34.10%    0.40%
                                               SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS VALUE FUND INVESTOR C          R       A G EDWARDS & SONS CUSTODIAN FOR          88,908.916   5.77%    0.06%
                                               LEE M. BROCK
                                               ROLLOVER IRA ACCOUNT
                                               P O BOX 302
                                               NAPA, CA 94559
NATIONS VALUE FUND PRIMARY A           R       NATIONS LIFEGOAL PORTFOLIO INC         9,455,325.356   9.44%    7.36%
                                               LIFEGOAL BALANCED GROWTH
                                               PORTFOLIO
                                               ATTN BRIAN SMITH
                                               NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS VALUE FUND PRIMARY A           R       NATIONS                                9,044,117.082   9.03%    7.04%
                                               LIFEGOAL PORTFOLIO INC LIFEGOAL
                                               GROWTH PORTFOLIO
                                               ATTN BRIAN SMITH
                                               NC1-002-33-31
                                               101 SOUTH TRYON ST
                                               CHARLOTTE, NC 28255
NATIONS VALUE FUND PRIMARY A           R       BANK OF AMERICA NA TTEE BANK OF       11,739,409.228  11.72%    9.14%
                                               AMERICA 401K PLAN
                                               ATTN NORMA AJA/
                                               TX4-213-06-14
                                               P O BOX 2518
                                               HOUSTON, TX 77252-2518
NATIONS VALUE FUND PRIMARY A           R       BANK OF AMERICA NA ATTN FUNDS         60,890,071.147  60.81%   47.41%
                                               ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307
NATIONS VIRGINIA INTERMEDIATE          R       NFSC FEBO # W26-099996                   258,871.904   5.37%    0.82%
MUNICIPAL BOND FUND INVESTOR A                 WALTER E BLACKBURN
                                               1776 HUNGARY RD
                                               RICHMOND, VA 23228
NATIONS VIRGINIA INTERMEDIATE          R       NFSC FEBO # W26-100935                    18,797.409   9.72%    0.06%
MUNICIPAL BOND FUND INVESTOR C                 NADINE RICHMOND KIEFFER
                                               1773 INDIAN RIVER RD
                                               VIRGINIA BEACH, VA 23456

                                                                                       ACCOUNT
                                   OWNERSHIP                                           SHARES         % OF    % OF
FUND/CLASS                           TYPE                REGISTRATION                   OWNED        CLASS    FUND
----------                         ---------   ---------------------------------  -----------------  ------   -----
NATIONS VIRGINIA INTERMEDIATE          R       DOROTHY LEE WALSHE                        11,272.447   5.83%    0.04%
MUNICIPAL BOND FUND INVESTOR C                 5801 MILL SPRING RD
                                               MIDLOTHIAN, VA 23112
NATIONS VIRGINIA INTERMEDIATE          B       MERRILL LYNCH, PIERCE, FENNER &           48,477.308  25.08%    0.15%
MUNICIPAL BOND FUND INVESTOR C                 SMITH INC FOR THE SOLE BENEFIT OF
                                               ITS CUSTOMERS
                                               ATTENTION SERVICE TEAM
                                               4800 DEER LAKE DRIVE EAST 3RD
                                               FLOOR
                                               JACKSONVILLE, FL 32246
NATIONS VIRGINIA INTERMEDIATE          R       UBS FINANCIAL SERVICES INC. FBO           22,870.158  11.83%    0.07%
MUNICIPAL BOND FUND INVESTOR C                 MR. GARY KLINE
                                               4496 OCCOQUAN VIEW CT
                                               WOODBRIDGE, VA 22192-5803
NATIONS VIRGINIA INTERMEDIATE          R       NFSC FEBO # FL4-054011                    11,726.393   6.06%    0.04%
MUNICIPAL BOND FUND INVESTOR C                 JOSEPH L VOGEL
                                               SHARON L VOGEL
                                               2548 BUTTERWOOD DR
                                               POWHATAN, VA 23139
NATIONS VIRGINIA INTERMEDIATE          R       BANK OF AMERICA NA ATTN FUNDS         24,828,385.549  98.42%   78.73%
MUNICIPAL BOND FUND PRIMARY A                  ACCOUNTING (ACI)
                                               TX1-945-08-18
                                               411 NORTH AKARD ST
                                               DALLAS, TX 75201-3307

                                   APPENDIX E

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                        11,565,371.834
NATIONS MARSICO GROWTH PORTFOLIO                                   9,145,896.267
NATIONS ASSET ALLOCATION PORTFOLIO                                 2,118,295.206
NATIONS MARSICO 21ST CENTURY PORTFOLIO                             1,687,913.974
NATIONS HIGH YIELD BOND PORTFOLIO                                  8,510,265.172
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO              7,045,758.016
NATIONS INTERNATIONAL VALUE PORTFOLIO                              2,115,843.580
NATIONS SMALL COMPANY PORTFOLIO                                    3,820,783.502
NATIONS MIDCAP GROWTH PORTFOLIO                                    7,288,479.907
NATIONS VALUE PORTFOLIO                                            6,309,232.417
NATIONS ASSET ALLOCATION FUND -- INVESTOR A                        5,283,943.192
NATIONS ASSET ALLOCATION FUND -- INVESTOR B                        2,396,592.412
NATIONS ASSET ALLOCATION FUND -- INVESTOR C                          122,148.540
NATIONS ASSET ALLOCATION FUND -- PRIMARY A                         1,231,719.057
                                                              ------------------
                                                                   9,034,403.201
NATIONS BOND FUND -- INVESTOR A                                    3,253,942.630
NATIONS BOND FUND -- INVESTOR B                                    1,073,465.665
NATIONS BOND FUND -- INVESTOR A                                      162,156.052
NATIONS BOND FUND -- PRIMARY A                                   189,762,716.299
                                                              ------------------
                                                                 194,252,280.646
NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR A                                                  566,784.625
NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR B                                                  115,962.722
NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR C                                                  308,309.353
NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND
 FUND -- PRIMARY A                                                11,925,481.653
                                                              ------------------
                                                                  12,916,538.353
NATIONS CALIFORNIA MUNICIPAL BOND FUND -- INVESTOR A              16,309,004.607
NATIONS CALIFORNIA MUNICIPAL BOND FUND -- INVESTOR B               1,045,642.801
NATIONS CALIFORNIA MUNICIPAL BOND FUND -- INVESTOR C                 470,625.808
NATIONS CALIFORNIA MUNICIPAL BOND FUND -- PRIMARY A               17,698,778.801
                                                              ------------------
                                                                  35,524,052.017
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- ADVISOR                491,697,925.890
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- CAPITAL                147,267,364.660
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- DAILY                  690,691,827.270
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INSTITUTIONAL           94,411,491.560
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INVESTOR               266,293,262.320
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- LIQUIDITY               25,362,503.090
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- TRUST                  378,399,378.000
NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INVESTOR B                   6,541.730
                                                              ------------------
                                                               2,094,130,294.520
NATIONS CASH RESERVES -- ADVISOR                              11,104,952,687.290
NATIONS CASH RESERVES -- CAPITAL                              19,780,900,826.300

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS CASH RESERVES -- DAILY                                 9,599,871,557.580
NATIONS CASH RESERVES -- INSTITUTIONAL                         4,424,454,300.810
NATIONS CASH RESERVES -- INVESTOR A                              260,455,740.230
NATIONS CASH RESERVES -- INVESTOR B                               25,004,038.530
NATIONS CASH RESERVES -- INVESTOR C                                2,209,627.550
NATIONS CASH RESERVES -- INVESTOR                              1,694,693,642.020
NATIONS CASH RESERVES -- LIQUIDITY                             1,098,709,819.630
NATIONS CASH RESERVES -- MARKET                                        3,045.090
NATIONS CASH RESERVES -- MARSICO                                  10,036,563.680
NATIONS CASH RESERVES -- TRUST                                 3,558,431,152.660
                                                              ------------------
                                                              51,559,723,001.370
NATIONS CONVERTIBLE SECURITIES FUND -- INVESTOR A                 22,180,370.716
NATIONS CONVERTIBLE SECURITIES FUND -- INVESTOR B                  8,543,120.890
NATIONS CONVERTIBLE SECURITIES FUND -- INVESTOR C                  3,887,115.318
NATIONS CONVERTIBLE SECURITIES FUND -- PRIMARY A                  55,011,245.318
                                                              ------------------
                                                                  89,621,852.242
CORPORATE BOND PORTFOLIO -- INVESTOR A                             4,971,670.160
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR
 A                                                                 1,567,918.371
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR
 B                                                                   672,323.893
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR
 C                                                                   830,513.248
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- PRIMARY
 A                                                                15,732,636.101
                                                              ------------------
                                                                  18,803,391.613
NATIONS FLORIDA MUNICIPAL BOND FUND -- INVESTOR A                  3,842,751.834
NATIONS FLORIDA MUNICIPAL BOND FUND -- INVESTOR B                    909,576.278
NATIONS FLORIDA MUNICIPAL BOND FUND -- INVESTOR C                     54,704.701
NATIONS FLORIDA MUNICIPAL BOND FUND -- PRIMARY A                   4,974,982.624
                                                              ------------------
                                                                   9,782,015.437
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- PRIMARY
 A                                                                10,813,565.711
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR
 A                                                                 2,072,274.374
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR
 B                                                                   632,746.861
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR
 C                                                                   382,546.303
                                                              ------------------
                                                                  13,901,133.249
NATIONS GLOBAL VALUE FUND -- INVESTOR A                           10,909,702.902
NATIONS GLOBAL VALUE FUND -- INVESTOR B                            3,003,281.638
NATIONS GLOBAL VALUE FUND -- INVESTOR C                            8,614,113.556
NATIONS GLOBAL VALUE FUND -- PRIMARY A                            11,331,470.466
                                                              ------------------
                                                                  33,858,568.562
NATIONS GOVERNMENT SECURITIES FUND -- INVESTOR A                   3,975,744.063
NATIONS GOVERNMENT SECURITIES FUND -- INVESTOR B                   3,406,004.726
NATIONS GOVERNMENT SECURITIES FUND -- INVESTOR C                     113,958.027

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS GOVERNMENT SECURITIES -- PRIMARY A                         8,441,148.363
NATIONS GOVERNMENT SECURITIES -- R                                         1.000
                                                              ------------------
                                                                  15,936,856.179
NATIONS GOVERNMENT RESERVES -- ADVISOR                           927,499,891.540
NATIONS GOVERNMENT RESERVES -- CAPITAL                         1,321,959,490.160
NATIONS GOVERNMENT RESERVES -- DAILY                             358,482,190.690
NATIONS GOVERNMENT RESERVES -- INSTITUTIONAL                     616,893,883.410
NATIONS GOVERNMENT RESERVES -- INVESTOR A                         26,855,188.870
NATIONS GOVERNMENT RESERVES -- INVESTOR                          520,473,479.610
NATIONS GOVERNMENT RESERVES -- LIQUIDITY                         438,912,762.460
NATIONS GOVERNMENT RESERVES -- TRUST                             272,661,652.830
NATIONS GOVERNMENT RESERVES -- INVESTOR B                            592,151.000
                                                              ------------------
                                                               4,484,330,690.570
HIGH INCOME PORTFOLIO -- INVESTOR A                                  639,577.259
NATIONS HIGH YIELD BOND FUND -- INVESTOR A                        17,823,266.609
NATIONS HIGH YIELD BOND FUND -- INVESTOR B                        14,530,174.444
NATIONS HIGH YIELD BOND FUND -- INVESTOR C                         5,892,198.727
NATIONS HIGH YIELD BOND FUND -- PRIMARY A                         79,240,165.799
                                                              ------------------
                                                                 117,485,805.579
NATIONS INTERMEDIATE BOND FUND -- INVESTOR A                       2,361,956.966
NATIONS INTERMEDIATE BOND FUND -- INVESTOR B                         973,685.095
NATIONS INTERMEDIATE BOND FUND -- INVESTOR C                         330,499.115
NATIONS INTERMEDIATE BOND FUND -- PRIMARY A                       64,977,728.805
NATIONS INTERMEDIATE BOND FUND -- R                                        1.000
                                                              ------------------
                                                                  68,643,870.981
NATIONS INTERMEDIATE MUNICIPAL INCOME FUND -- INVESTOR A           3,476,877.992
NATIONS INTERMEDIATE MUNICIPAL INCOME FUND -- INVESTOR B             434,284.620
NATIONS INTERMEDIATE MUNICIPAL INCOME FUND -- INVESTOR C             447,366.797
NATIONS INTERMEDIATE MUNICIPAL INCOME PRIMARY A                  165,133,264.998
                                                              ------------------
                                                                 169,491,794.407
NATIONS INTERNATIONAL EQUITY FUND -- INVESTOR A                    2,177,768.357
NATIONS INTERNATIONAL EQUITY FUND -- INVESTOR B                      788,440.163
NATIONS INTERNATIONAL EQUITY FUND -- INVESTOR C                      198,217.016
NATIONS INTERNATIONAL EQUITY FUND -- PRIMARY A                    81,330,447.089
                                                              ------------------
                                                                  84,494,872.625
NATIONS INTERNATIONAL VALUE -- INVESTOR A                         40,090,222.868
NATIONS INTERNATIONAL VALUE -- INVESTOR B                          5,261,818.847
NATIONS INTERNATIONAL VALUE -- INVESTOR C                          7,829,995.100
NATIONS INTERNATIONAL VALUE -- PRIMARY A                         116,270,361.746
                                                              ------------------
                                                                 169,452,398.561
NATIONS KANSAS MUNICIPAL INCOME FUND -- INVESTOR A                   425,680.908
NATIONS KANSAS MUNICIPAL INCOME FUND -- INVESTOR B                    31,986.710

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS KANSAS MUNICIPAL INCOME FUND -- INVESTOR C                    23,732.356
NATIONS KANSAS MUNICIPAL INCOME FUND -- PRIMARY A                  6,641,029.318
                                                              ------------------
                                                                   7,122,429.292
NATIONS LARGECAP ENHANCED CORE FUND -- INVESTOR A                  1,387,026.495
NATIONS LARGECAP ENHANCED CORE FUND -- PRIMARY A                  23,063,336.663
                                                              ------------------
                                                                  24,450,363.158
NATIONS LARGECAP INDEX FUND -- INVESTOR A                          1,545,214.681
NATIONS LARGECAP INDEX FUND -- PRIMARY A                          57,203,450.381
                                                              ------------------
                                                                  58,748,665.062
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- INVESTOR A          11,795,905.818
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- INVESTOR B           4,788,108.734
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- INVESTOR C          21,951,031.606
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- PRIMARY A           18,797,961.914
                                                              ------------------
                                                                  57,333,008.072
NATIONS LIFEGOAL GROWTH PORTFOLIO -- INVESTOR A                    7,029,750.900
NATIONS LIFEGOAL GROWTH PORTFOLIO -- INVESTOR B                    9,536,035.407
NATIONS LIFEGOAL GROWTH PORTFOLIO -- INVESTOR C                    2,665,280.773
NATIONS LIFEGOAL GROWTH PORTFOLIO -- PRIMARY A                    10,235,970.891
                                                              ------------------
                                                                  29,467,037.971
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- INVESTOR A         3,411,015.783
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- INVESTOR B         1,648,911.091
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- INVESTOR C         7,690,801.998
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- PRIMARY A          5,036,456.666
                                                              ------------------
                                                                  17,787,185.538
NATIONS LIFEGOAL INCOME PORTFOLIO -- INVESTOR A                    3,049,914.654
NATIONS LIFEGOAL INCOME PORTFOLIO -- INVESTOR B                    1,295,638.872
NATIONS LIFEGOAL INCOME PORTFOLIO -- INVESTOR C                    1,006,924.829
NATIONS LIFEGOAL INCOME PORTFOLIO -- PRIMARY A                        76,049.894
                                                              ------------------
                                                                   5,428,528.249
NATIONS MARSICO 21ST CENTURY FUND -- INVESTOR A                   10,939,433.965
NATIONS MARSICO 21ST CENTURY FUND -- INVESTOR B                    5,294,465.363
NATIONS MARSICO 21ST CENTURY FUND -- INVESTOR C                    2,445,179.496
NATIONS MARSICO 21ST CENTURY FUND -- PRIMARY A                     7,489,285.604
NATIONS MARSICO 21ST CENTURY FUND -- R                                     1.000
                                                              ------------------
                                                                  26,168,365.428
NATIONS MARSICO FOCUSED EQUITIES FUND -- INVESTOR A               64,157,050.095
NATIONS MARSICO FOCUSED EQUITIES FUND -- INVESTOR B               32,213,908.537
NATIONS MARSICO FOCUSED EQUITIES FUND -- INVESTOR C               22,278,234.596
NATIONS MARSICO FOCUSED EQUITIES FUND -- PRIMARY A                39,725,585.509
NATIONS MARSICO FOCUSED EQUITIES FUND -- R                                 1.000
                                                              ------------------
                                                                 158,374,779.737

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS MARSICO GROWTH FUND -- INVESTOR A                         44,057,119.836
NATIONS MARSICO GROWTH FUND -- INVESTOR B                         12,182,107.206
NATIONS MARSICO GROWTH FUND -- INVESTOR C                         16,754,094.251
NATIONS MARSICO GROWTH FUND -- PRIMARY A                          30,142,338.575
NATIONS MARSICO GROWTH FUND -- R                                           1.000
                                                              ------------------
                                                                 103,135,660.868
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- INVESTOR
 A                                                                 3,266,172.558
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- INVESTOR
 B                                                                 1,354,850.359
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- INVESTOR
 C                                                                 1,246,956.136
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- PRIMARY
 A                                                                72,280,580.522
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- R                      1.000
                                                              ------------------
                                                                  78,148,560.575
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND -- INVESTOR A         2,873,161.707
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND -- INVESTOR B         1,310,075.766
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND -- INVESTOR C           267,657.812
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND -- PRIMARY A         14,612,593.995
                                                              ------------------
                                                                  19,063,489.280
NATIONS MIDCAP GROWTH FUND -- INVESTOR A                           1,874,203.118
NATIONS MIDCAP GROWTH FUND -- INVESTOR B                           2,343,515.552
NATIONS MIDCAP GROWTH FUND -- INVESTOR C                             162,248.038
NATIONS MIDCAP GROWTH FUND -- PRIMARY A                           34,484,341.969
                                                              ------------------
                                                                  38,864,308.677
NATIONS MIDCAP INDEX FUND -- PRIMARY A                           150,793,785.297
NATIONS MIDCAP INDEX FUND -- INVESTOR A                              864,971.593
                                                              ------------------
                                                                 151,658,756.890
NATIONS MIDCAP VALUE FUND -- INVESTOR A                              705,910.331
NATIONS MIDCAP VALUE FUND -- INVESTOR B                              301,014.818
NATIONS MIDCAP VALUE FUND -- INVESTOR C                               79,605.177
NATIONS MIDCAP VALUE FUND -- PRIMARY A                            41,191,856.984
                                                              ------------------
                                                                  42,278,387.310
NATIONS MONEY MARKET RESERVES -- ADVISOR                       1,716,777,171.430
NATIONS MONEY MARKET RESERVES -- CAPITAL                       6,054,393,601.480
NATIONS MONEY MARKET RESERVES -- DAILY                             3,549,540.200
NATIONS MONEY MARKET RESERVES -- INSTITUTIONAL                 1,805,383,888.670
NATIONS MONEY MARKET RESERVES -- INVESTOR B                        7,163,424.430
NATIONS MONEY MARKET RESERVES -- INVESTOR C                          460,420.710
NATIONS MONEY MARKET RESERVES -- INVESTOR                         87,229,663.750
NATIONS MONEY MARKET RESERVES -- LIQUIDITY                       503,948,670.220
NATIONS MONEY MARKET RESERVES -- SERVICE                          16,049,590.140
NATIONS MONEY MARKET RESERVES -- TRUST                             5,980,631.950
                                                              ------------------
                                                              10,200,936,602.980

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
MORTGAGE AND ASSET-BACKED PORTFOLIO                                7,683,068.464
NATIONS MUNICIPAL INCOME FUND -- INVESTOR A                        2,809,069.922
NATIONS MUNICIPAL INCOME FUND -- INVESTOR B                          658,622.927
NATIONS MUNICIPAL INCOME FUND -- INVESTOR C                           59,008.121
NATIONS MUNICIPAL INCOME FUND -- PRIMARY A                        52,540,806.298
                                                              ------------------
                                                                  56,067,507.268
NATIONS MUNICIPAL RESERVES -- ADVISOR                            447,533,453.190
NATIONS MUNICIPAL RESERVES -- CAPITAL                          2,776,979,137.500
NATIONS MUNICIPAL RESERVES -- DAILY                              585,125,101.080
NATIONS MUNICIPAL RESERVES -- INSTITUTIONAL                      650,244,593.920
NATIONS MUNICIPAL RESERVES -- INVESTOR B                              13,138.690
NATIONS MUNICIPAL RESERVES -- INVESTOR C                             144,478.100
NATIONS MUNICIPAL RESERVES -- INVESTOR                            96,785,830.760
NATIONS MUNICIPAL RESERVES -- LIQUIDITY                          275,963,278.250
NATIONS MUNICIPAL RESERVES -- TRUST                              415,995,412.440
                                                              ------------------
                                                               5,248,784,423.930
NATIONS NEW YORK TAX-EXEMPT RESERVES -- ADVISOR                            0.550
NATIONS NEW YORK TAX-EXEMPT RESERVES -- CAPITAL                      970,214.910
NATIONS NEW YORK TAX-EXEMPT RESERVES -- INSTITUTIONAL             56,139,339.190
NATIONS NEW YORK TAX-EXEMPT RESERVES -- MARKET                    12,092,987.020
NATIONS NEW YORK TAX-EXEMPT RESERVES -- TRUST                     34,965,222.820
                                                              ------------------
                                                                 104,167,764.490
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR A                                                2,136,642.282
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR B                                                1,338,288.264
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR C                                                  318,036.754
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- PRIMARY A                                                14,338,089.924
                                                              ------------------
                                                                  18,131,057.224
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- INVESTOR A           8,250,078.106
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- INVESTOR B           4,986,751.137
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- INVESTOR C           1,138,768.683
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- PRIMARY A           71,813,616.991
                                                              ------------------
                                                                  86,189,214.917
NATIONS SHORT-TERM INCOME FUND -- INVESTOR A                       6,395,129.909
NATIONS SHORT-TERM INCOME FUND -- INVESTOR B                         154,183.751
NATIONS SHORT-TERM INCOME FUND -- INVESTOR C                       2,217,484.174
NATIONS SHORT-TERM INCOME FUND -- PRIMARY A                      103,345,082.562
                                                              ------------------
                                                                 112,111,880.396
NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- INVESTOR A            10,258,674.701
NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- INVESTOR B               118,005.917

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- INVESTOR C             3,574,036.253
NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- PRIMARY A             85,233,518.767
                                                              ------------------
                                                                  99,184,235.638
NATIONS SMALL CAP INDEX FUND -- INVESTOR A                           741,153.511
NATIONS SMALL CAP INDEX FUND -- PRIMARY A                         55,172,259.745
                                                              ------------------
                                                                  55,913,413.256
NATIONS SMALL COMPANY FUND -- INVESTOR A                           9,017,839.669
NATIONS SMALL COMPANY FUND -- INVESTOR B                           1,198,656.787
NATIONS SMALL COMPANY FUND -- INVESTOR C                             278,634.381
NATIONS SMALL COMPANY FUND -- PRIMARY A                           27,672,120.599
NATIONS SMALL COMPANY FUND -- R                                            1.000
                                                              ------------------
                                                                  38,167,252.436
NATIONS SMALLCAP VALUE FUND -- INVESTOR A                            365,462.153
NATIONS SMALLCAP VALUE FUND -- INVESTOR B                            131,864.881
NATIONS SMALLCAP VALUE FUND -- INVESTOR C                             27,099.109
NATIONS SMALLCAP VALUE FUND -- PRIMARY A                          14,772,076.637
                                                              ------------------
                                                                  15,296,502.780
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR A                                                2,181,028.055
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR C                                                  760,892.507
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR B                                                  818,547.069
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
 FUND -- PRIMARY A                                                17,310,233.038
                                                              ------------------
                                                                  21,070,700.669
NATIONS STRATEGIC GROWTH FUND -- INVESTOR A                       18,803,067.991
NATIONS STRATEGIC GROWTH FUND -- INVESTOR B                        3,444,674.660
NATIONS STRATEGIC GROWTH FUND -- INVESTOR C                        1,405,525.834
NATIONS STRATEGIC GROWTH FUND -- PRIMARY A                       113,949,011.726
                                                              ------------------
                                                                 137,602,280.211
NATIONS STRATEGIC INCOME FUND -- INVESTOR A                        2,872,025.531
NATIONS STRATEGIC INCOME FUND -- INVESTOR B                        2,948,299.514
NATIONS STRATEGIC INCOME FUND -- INVESTOR C                          281,674.329
NATIONS STRATEGIC INCOME FUND -- PRIMARY A                        17,322,398.165
                                                              ------------------
                                                                  23,424,397.539
NATIONS TAX-EXEMPT RESERVES -- ADVISOR                             8,698,069.990
NATIONS TAX EXEMPT RESERVES -- CAPITAL                           851,857,813.580
NATIONS TAX EXEMPT RESERVES -- DAILY                              41,648,057.820
NATIONS TAX EXEMPT RESERVES -- INSTITUTIONAL                      90,558,136.540
NATIONS TAX EXEMPT RESERVES -- INVESTOR A                         39,427,267.850
NATIONS TAX EXEMPT RESERVES -- INVESTOR B                         12,448,915.380
NATIONS TAX EXEMPT RESERVES -- LIQUIDITY                           1,382,534.270
NATIONS TAX EXEMPT RESERVES -- TRUST                           2,009,469,010.250
                                                              ------------------
                                                               3,055,489,805.680

                                                                 TOTAL SHARES
FUND NAME/CLASS                                                  OUTSTANDING
---------------                                               ------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR A                                                1,471,874.461
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR B                                                  351,657.167
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND
 FUND -- PRIMARY A                                                 3,443,450.880
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR C                                                  165,347.390
                                                              ------------------
                                                                   5,432,329.898
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR A         627,740.698
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR B         375,029.816
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- INVESTOR C          44,591.540
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- PRIMARY A       21,529,843.054
                                                              ------------------
                                                                  22,577,205.108
NATIONS TREASURY RESERVES -- ADVISOR                           3,942,665,180.870
NATIONS TREASURY RESERVES -- CAPITAL                           2,171,624,022.440
NATIONS TREASURY RESERVES -- DAILY                               262,523,398.030
NATIONS TREASURY RESERVES -- INSTITUTIONAL                       578,105,529.170
NATIONS TREASURY RESERVES -- INVESTOR A                          966,553,922.070
NATIONS TREASURY RESERVES -- INVESTOR B                              281,222.660
NATIONS TREASURY RESERVES -- INVESTOR                            348,434,659.600
NATIONS TREASURY RESERVES -- LIQUIDITY                           374,772,406.710
NATIONS TREASURY RESERVES -- TRUST                               897,688,427.440
                                                              ------------------
                                                               9,542,648,768.990
NATIONS VALUE FUND -- INVESTOR A                                  19,914,111.671
NATIONS VALUE FUND -- INVESTOR B                                   6,851,965.240
NATIONS VALUE FUND -- INVESTOR C                                   1,538,595.453
NATIONS VALUE FUND -- PRIMARY A                                  100,120,425.028
NATIONS VALUE FUND -- R                                                    1.000
                                                              ------------------
                                                                 128,425,098.392
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR A                                                4,815,756.408
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR B                                                1,302,142.399
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR C                                                  193,223.734
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND
 FUND -- INVESTOR D                                               25,225,675.234
                                                              ------------------
                                                                  31,536,797.775

NATIONS FUNDS
C/O PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


ezVote Consolidated Proxy Card

THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY CARD. IT REPRESENTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THIS PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

THREE EASY WAYS TO VOTE YOUR CONSOLIDATED PROXY CARD

TELEPHONE: Call 1-888-221-0697 and follow the recorded instructions.

INTERNET: Go to WWW.PROXYVOTE.COM and follow the on-screen instructions.

MAIL: Vote, sign, date and return your proxy by mail.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.


The undersigned hereby appoints Robert B. Carroll, Paul Caldarelli, Kevin Connaughton and Michael A. Simons (the Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meetings of Shareholders of the funds of Nations Funds Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on March 17, 2005, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Trust which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JANUARY 14, 2005.

Date: ________________________

PLEASE BE SURE TO SIGN AND DATE THIS PROXY


____________________________________
Signature(s) (SIGN IN THE BOX)

Please sign exactly as your name appears at left. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

NFT EZ - DM
ezVote Consolidated Proxy Card

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

1. To Elect Five Trustees to the Board of Trustees of Nations Fund Trust (FOR ALL FUNDS)


   FOR         WITHHOLD          FOR ALL
   ALL         ALL               EXCEPT

   [ ]            [ ]              [ ]


Nominees:

(01) Edward J. Boudreau, Jr.

(02) William P. Carmichael

(03) William A. Hawkins

(04) R. Glenn Hilliard

(05) Minor M. Shaw


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-------------------------------------------------------------------------



2. To Elect Five Trustees to the Board of Trustees of Nations Master Investment Trust. This proposal is applicable to shareholders of the funds listed below.**

   FOR         WITHHOLD          FOR ALL
   ALL         ALL               EXCEPT

   [ ]            [ ]              [ ]


Nominees:

(01) Edward J. Boudreau, Jr.

(02) William P. Carmichael

(03) William A. Hawkins

(04) R. Glenn Hilliard

(05) Minor M. Shaw


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-------------------------------------------------------------------------

** NATIONS INTERNATIONAL EQUITY FUND, NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND, NATIONS INTERNATIONAL VALUE FUND, NATIONS MARSICO GROWTH FUND, NATIONS MARSICO FOCUSED EQUITIES FUND, NATIONS MARSICO 21ST CENTURY FUND, NATIONS SMALLCAP VALUE FUND, NATIONS SMALL COMPANY FUND, NATIONS STRATEGIC GROWTH FUND, NATIONS HIGH YIELD FUND, HIGH YIELD FUND AND NATIONS INTERMEDIATE BOND FUND.

NFT EZ - DM